[KEMPER LOGO] KEMPER FUNDS

Kemper Equity Funds
Value Style

PROSPECTUS February 1, 1999

KEMPER EQUITY FUNDS VALUE STYLE
222 South Riverside Plaza, Chicago, Illinois 60606 (800) 621-1048

This prospectus describes a choice of seven funds managed by Scudder Kemper Investments, Inc.

Kemper Contrarian Fund

Kemper-Dreman Financial Services Fund

Kemper-Dreman High Return Equity Fund

Kemper Small Cap Relative Value Fund

Kemper Small Cap Value Fund

Kemper U.S. Growth and Income Fund

Kemper Value Fund*

*   Kemper Value Fund refers to the Kemper shares of Value Fund.


Mutual funds:
o   are not FDIC-insured
o   have no bank guarantees
o   may lose value

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

VALUE STOCK INVESTING

INVESTMENT APPROACH

Each of the funds presented in this prospectus uses a value approach to investing -- that is, they look for common stocks that the investment manager believes are undervalued.

The principal factors considered by a manager in identifying the value of a stock may include:

o     price-to-earnings (P/E) ratio;

o     price-to-book (P/B) ratio;

o     price-to-cash flow (P/CF) ratio; and/or

o     dividend yield.

The objective of value investing is to reduce the risk of owning stocks by investing in companies with sound finances whose current market prices are low in relation to earnings or other measures of value. In determining whether a company's finances are sound, the investment manager considers, among other things, its ability to meet debt obligations as well as other liabilities.

In selecting among stocks for the funds' portfolios, the investment manager may consider factors such as the following about the issuer:

o     financial strength;

o     book-to-market value;

o     earnings growth rates;

o     dividend growth rates;

o     return on equity; and/or

o     estimates of future earnings.

PRINCIPAL RISK FACTORS

There are market and investment risks with any security. The value of an investment in the funds will fluctuate over time and it is possible to lose money invested in the funds.

Stock Market. Each fund's returns and net asset value will go up and down, and it is possible to lose money invested in a fund. Stock market movements will affect the funds' share prices on a daily basis. Declines are possible both in the overall stock market or in the types of securities held by the funds.

Equity Investing. An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the fund participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered a greater potential for gain on


2  Value Stock Investing
investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

Value Investing. The determination that a stock is undervalued is subjective; the market may not agree, and the stock's price may not rise to what the investment manager believes is its full value. It may even decrease in value. However, because of the fund's focus on undervalued stocks, the fund's downside risk may be less than with other small company stocks since value stocks are in theory already underpriced.

Portfolio Strategy. The portfolio management team's skill in choosing appropriate investments for the funds will determine in large part the funds' ability to achieve their respective investment objectives.

Inflation. There is a possibility that the rising prices of goods and services may have the effect of offsetting a fund's real return.


                                                        Value Stock Investing  3

ABOUT THE FUNDS

KEMPER CONTRARIAN FUND

Investment objective and strategies

Kemper Contrarian Fund seeks long-term capital appreciation with current income as its secondary objective. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

This fund primarily invests in a diversified portfolio of the stocks of large U.S. companies that the investment manager believes to be undervalued. Such companies usually have a minimum market capitalization of $1 billion.
The investment manager looks for investments with the following attributes:

o     low price-to-earnings ratios;

o     low price-to-book ratios;

o     low price-to-cash flow ratios;

o     dividends yields above the market average;

o     sound finances; and

o     perceived intrinsic value.

The fund may invest 25% or more of its total assets in one or more market sectors, such as the financial services sector.

The fund may be appropriate for investors who seek to add a core holding to establish the foundation of a value-oriented portfolio or a value fund to diversify their growth-equity investments.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and value investing, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "Value Stock Investing" at the front of this prospectus.

Sector investing. To the extent that the fund focuses its investments in a market sector, financial, economic, business and other developments affecting issuers in that sector may have a greater effect on the fund than if it had not focused its assets in that sector.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year, and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.


4  Kemper Contrarian Fund

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

Total returns for years ended December 31

[The following table was depicted as a bar chart in the printed material.]

1989..................  18.29%
1990..................  -6.08%
1991..................  26.53%
1992..................  11.32%
1993..................   9.07%
1994..................   -.03%
1995..................  44.57%
1996..................  14.42%
1997..................  28.73%
1998..................  19.17%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 18.90% (the first quarter of 1991), and the fund's lowest return for a calendar quarter was -20.59% (the third quarter of 1990).

Average Annual Total Returns

For periods ended
December 31, 1998          Class A    Class B    Class C     S&P 500
-----------------          -------    -------    -------     -------
One Year                   12.32%     15.08%     17.92%      28.60%
Five Years                 19.05%        --         --       24.05%
Ten Years                  15.11%        --         --       19.19%
Since Class Inception**    14.64%     21.58%     21.86%           *

----------

* Index returns for the life of each class: 18.82% (3/31/88) for Class A and 28.88% (8/31/95) for Class B and C shares.

** Inception date for Class A, B and C shares is 3/18/88, 9/11/95 and 9/11/95, respectively.

The Standard and Poor's 500 Composite Stock Price Index (S&P 500) is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange and the American Stock Exchange, and traded on the Nasdaq Stock Market, Inc. Index returns assume reinvestment of of dividends and, unlike fund returns, do not reflect any fees or expenses.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment.


                                                       Kemper Contrarian Fund  5

You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

Shareholder fees: Fees paid directly from your investment.

                                             Class A      Class B     Class C
                                             -------      -------     -------
 Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                            5.75%         None        None
 Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)       None(1)        4%          1%
 Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                    None          None        None
 Redemption Fee (as % of amount
   redeemed, if applicable)                   None          None        None
 Exchange Fee                                 None          None        None

----------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                             Class A       Class B    Class C
                                             -------       -------    -------
  Management Fee                              0.75%         0.75%      0.75%
  Distribution (12b-1) Fees                   None          0.75%      0.75%
  Other expenses                              0.62%         0.81%      0.90%
  Total Annual Fund Operating Expenses        1.37%         2.31%      2.40%

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

Fees and expenses if you sold shares after:

                         Class A              Class B               Class C
                         -------              -------               -------
 1 Year                    $706                 $634                 $343
 3 Years                   $984               $1,021                 $748
 5 Years                 $1,282               $1,435               $1,280
 10 Years                $2,127               $2,193               $2,736


6  Kemper Contrarian Fund

Fees and expenses if you did not sell your shares:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $706                 $234                 $243
 3 Years                   $984                 $721                 $748
 5 Years                 $1,282               $1,235               $1,280
 10 Years                $2,127               $2,193               $2,736


Principal strategies and investments

The fund invests primarily in a diversified portfolio of the stocks of large U.S. companies that the investment manager believes are undervalued. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions or actual or anticipated unfavorable developments affecting the company.

The investment manager applies a disciplined investment approach for selecting holdings for the fund. The first stage of the process seeks investments with low price-to-earnings ratios in relationship to the market as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500). After the manager screens for low price-to-earnings ratios, he analyzes and compares other value measurements against the market. These include price-to-book value, price-to-cash flow and dividend yield.

The fund's investment approach emphasizes companies that possess strong financial positions. Considerable time is spent seeking potential investments that the investment manager believes have strong potential for long-term growth.

The investment manager analyzes earnings and dividend growth of companies and seeks those investments that have had 5- and 10-year track records of consistent, above-market earnings and dividend growth. The fund's style is to own strong companies, not to speculate on weak stocks or potential bankruptcies.

After the portfolio stock universe is refined, the investment manager applies fundamental analysis. All of the research is done in-house and the portfolio management team makes final investment decisions.

The investment manager follows all stocks in the fund's portfolio on an intensive ongoing basis. The manager also monitors a universe of 100 to 125 potentially promising candidates for future investment.

The investment manager sells stocks or determines a strategy for selling stocks as their price-to-earnings ratios rise above that of the market. The manager may choose to sell a stock if the company's long-term fundamentals change unexpectedly for the worse. A stock will also be sold if the company performs below the investment manager's expectations for three to four years.


                                                       Kemper Contrarian Fund  7

For temporary defensive purposes, the fund may invest up to 50% of its assets in high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.


8  Kemper Contrarian Fund

KEMPER-DREMAN FINANCIAL SERVICES FUND

Investment objective and strategies

The fund seeks to provide long-term capital appreciation. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

The fund primarily invests in a diversified portfolio of U.S. common stocks and other equity securities of companies in the financial services sector believed by the Fund's investment manager to be undervalued. The investment manager looks for investments with the following attributes:

o     low price-to-earnings ratios;

o     low price-to-book ratios;

o     low price-to-cash flow ratios;

o     dividend yields above the market average;

o     sound finances; and

o     perceived intrinsic value.

The fund may be a good choice for more aggressive investors seeking to pursue maximum capital appreciation, and for investors who are comfortable with a concentrated investment in financial services stocks and other financial services equity securities.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and value investing, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "Value Stock Investing" at the front of this prospectus.

Sector investing. The fund's concentration in investments in the financial services sector creates greater risk than investment across various sectors or industries, since the financial, economic, and business developments affecting issuers in this sector may have a greater effect on the fund than if it had not concentrated its assets in the financial services sector. In addition, an investment in the fund may involve significantly greater risks and greater volatility than a diversified equity mutual fund that is invested in issuers in various sectors or industries. The fund is subject to the risk that a particular group of related stocks will decline in price due to sector-specific developments. As a result, the fund should only be considered a long-term investment and part of a well-diversified portfolio.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment.


                                        Kemper-Dreman Financial Services Fund  9

You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

Shareholder fees: Fees paid directly from your investment.

                                             Class A      Class B      Class C
                                             -------      -------      -------
 Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                           5.75%          None         None
 Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)      None(1)         4%           1%
 Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                   None           None         None
 Redemption Fee (as % of amount
   redeemed, if applicable)                  None           None         None
 Exchange Fee                                None           None         None

----------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                            Class A       Class B       Class C
                                            -------       -------       -------
 Management Fee                              0.75%         0.75%         0.75%
 Distribution (12b-1) Fees                   None          0.75%         0.75%
 Other Expenses                              0.80%         0.79%         0.76%
 Total Annual Fund Operating Expenses        1.55%         2.29%         2.26%

Subject to the qualification described below, Scudder Kemper Investments, Inc. has agreed to temporarily reimburse certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 1.36%, Class B to 2.14% and Class C to 2.11%; provided, however, transfer agency fees and related out-of-pocket expenses will not be subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. This arrangement has been changed for the fiscal year ending September 30, 1999 as follows: the Total Annual Fund Operating Expenses will be limited to 1.30% for Class A, 2.24% for Class B, and 2.21% for Class C, and this arrangement may be discontinued at any time. As a result, for the fiscal year ended September 30, 1998, "Total Annual Fund Operating Expenses" were reduced by 0.19%, 0.15% and 0.15% for Class A, Class B and Class C and actual total annual fund operating expenses were 1.36% for Class A, 2.14% for Class B and 2.11% for Class C. The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.


10  Kemper-Dreman Financial Services Fund

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

Fees and expenses if you sold shares after:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $724                 $632                 $329
 3 Years                 $1,036               $1,015                 $706
 5 Years                 $1,371               $1,425               $1,210
 10 Years                $2,314               $2,270               $2,595

Fees and expenses if you did not sell your shares:

                         Class A              Class B               Class C
                         -------              -------               -------
 1 Year                    $724                 $232                 $229
 3 Years                 $1,036                 $715                 $706
 5 Years                 $1,371               $1,225               $1,210
 10 Years                $2,314               $2,270               $2,595

Principal strategies and investments

The Fund concentrates its investments in securities of financial services companies, including:

o     commercial banks;

o     insurance companies;

o     thrifts;

o     consumer finance companies;

o     commercial finance companies;

o     leasing companies;

o     securities brokerage firms;

o     asset management firms; and

o     government-sponsored financial enterprises.

In the opinion of the Fund's investment manager, the Fund offers investors the opportunity to participate in the substantial long-term appreciation potential of companies in the financial services sector.


                                       Kemper-Dreman Financial Services Fund  11

Under normal circumstances, the Fund will invest at least 65% of its assets in equity securities of companies in the financial services industry. A company will be considered to be within the financial services industry if at least 50% of its assets, revenues or net income are related to or derived from the financial services industry. Earnings and cash flow analyses as well as a company's conventional dividend payout ratio are important factors in the investment process. The fund may invest up to 35% of its assets in investment-grade corporate debt securities.

The fund invests principally in a diversified portfolio of financial service companies whose prices appear to be temporarily depressed due to short-term fundamental factors. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, the financial services industry or the stock markets in general or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the company.

The investment manager applies a disciplined investment approach for selecting holdings for the fund. The first stage of the process seeks investments with low price-to-earnings ratios in relationship to the market as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500). After screening for low price-to-earnings ratios, the manager analyzes and compares other value measurements against the market. These include price-to-book value, price-to-cash flow and dividend yield.

The fund's investment approach emphasizes companies that possess strong financial positions. Considerable time is spent seeking potential investments that have strong potential for long-term growth.

The investment manager analyzes earnings and dividends growth of companies and seeks those investments that have had 5- and 10-year track records of consistent above-market earnings and dividend growth. The fund's style is to own strong companies, not to speculate on weak stocks or potential bankruptcies.

After the portfolio stock universe is refined, the investment manager applies fundamental analysis.

The investment manager follows all stocks in the fund's portfolio on an intensive ongoing basis. The investment manager also monitors a universe of 100 to 125 potentially promising securities for future investment.

The investment manager sells stocks or determines a strategy for selling stocks as their P/Es rise above that of the market. The manager may choose to sell a stock if the company's long-term fundamentals change unexpectedly for the worse. A stock will also be sold if the company performs below the investment manager's expectations for three to four years.

Although the fund does not presently intend to do so, it may invest up to 30% of its total assets in foreign securities.


12  Kemper-Dreman Financial Services Fund

For temporary defensive purposes, the fund may invest up to 100% of its assets in high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

Additional risk

Foreign Investing. Investing in foreign securities, and to a greater extent emerging markets, involves risks in addition to those associated with investing in securities in the U.S. To the extent that investments are denominated in foreign currencies, adverse changes in the values of foreign currencies may have a significant negative effect on any returns from these investments. Investing in foreign securities exposes the fund to an increased risk of political and economic instability.

Other risks of investing in foreign securities include: limited information, higher brokerage costs, different accounting standards and thinner trading markets as compared to U.S. markets.


                                       Kemper-Dreman Financial Services Fund  13

KEMPER-DREMAN HIGH RETURN EQUITY FUND

Investment objective and strategies

Kemper-Dreman High Return Equity Fund seeks to achieve a high rate of total return. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders. This fund primarily invests in a diversified portfolio of the stocks of large U.S. companies that the investment manager believes to be undervalued. Such companies currently have a median market capitalization of $9 billion.

The investment manager looks for investments with the following attributes:

o     low price-to-earnings ratios;

o     low price-to-book ratios;

o     low price-to-cash flow ratios;

o     dividend yields above the market average;

o     sound finances; and

o     perceived intrinsic value through in-depth security analysis.

The fund is managed with a view to achieving a high rate of total return on investors' capital primarily through appreciation of its common stock holdings, options transactions and by acquiring and selling stock index futures and options thereon and, to a lesser extent, through dividend and interest income, all of which are elements of total return.

The fund may invest 25% or more of its total assets in one or more market sectors, such as the financial services sector.

The fund may be appropriate for investors who seek a core holding to establish the foundation of a value-oriented portfolio or a value fund to diversify an existing growth-equity portfolio.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and value investing, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "Value Stock Investing" at the front of this prospectus.

Sector investing. To the extent that the fund focuses its investments in a market sector, financial, economic, business and other developments affecting issues in that sector may have a greater effect on the fund than if it had not focused its assets in that sector.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year, and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.


14  Kemper-Dreman High Return Equity Fund

Total returns for years ended December 31

[The following table was depicted as a bar chart in the printed material.]

1989..................  18.45%
1990..................  -8.63%
1991..................  47.57%
1992..................  19.80%
1993..................   9.22%
1994..................   -.99%
1995..................  46.86%
1996..................  28.79%
1997..................  31.92%
1998..................  11.96%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 33.22% (the first quarter of 1991), and the fund's lowest return for a calendar quarter was -22.84% (the third quarter of 1990).

Average Annual Total Returns

  For periods ended
  December 31, 1998          Class A      Class B      Class C        S&P 500
  -----------------          -------      -------      -------        -------
  One Year                    5.52%        8.01%       11.05%         28.60%
  Five Years                 21.12%          --           --          24.05%
  Ten Years                  18.48%          --           --          19.19%
  Since Class Inception**    18.35%       24.61%       25.04%             *

----------

* Index returns for the life of each class: 18.82% (3/31/88) for Class A and 28.88% (8/31/95) for Class B and C shares.

** Inception date for Class A, B and C shares is 3/18/88, 9/11/95 and 9/11/95, respectively.

The Standard and Poor's 500 Composite Stock Price Index (S&P 500) is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange and the American Stock Exchange, and traded on the Nasdaq Stock Market, Inc. Index returns assume reinvestment of of dividends and, unlike fund returns, do not reflect any fees or expenses.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.


                                       Kemper-Dreman High Return Equity Fund  15

Shareholder fees: Fees paid directly from your investment.

                                              Class A      Class B     Class C
                                              -------      -------     -------
 Maximum Sales Charge (Load) Imposed
   on Purchases (as % of offering price)      5.75%          None        None
 Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)       None(1)         4%          1%
 Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                    None           None        None
 Redemption Fee (as % of amount
   redeemed, if applicable)                   None           None        None
 Exchange Fee                                 None           None        None

----------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                             Class A       Class B    Class C
                                             -------       -------    -------
  Management Fee                              0.68%         0.68%      0.68%
  Distribution (12b-1) Fees                   None          0.75%      0.75%
  Other Expenses                              0.51%         0.63%      0.58%
  Total Annual Fund Operating Expenses        1.19%         2.06%      2.01%

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

Fees and expenses if you sold shares after:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $689                 $609                 $304
 3 Years                   $931                 $946                 $631
 5 Years                 $1,192               $1,308               $1,083
 10 Years                $1,935               $1,961               $2,338

Fees and expenses if you did not sell your shares:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $689                 $209                 $204
 3 Years                   $931                 $646                 $631
 5 Years                 $1,192               $1,108               $1,083
 10 Years                $1,935               $1,961               $2,338


16  Kemper-Dreman High Return Equity Fund

Principal strategies and investments

The fund invests principally in a diversified portfolio of equity securities that the investment manager believes are undervalued. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the company.

Under normal market conditions, the fund invests at least 65% of its total assets in equity securities.

The investment manager applies a disciplined investment approach for selecting holdings for the fund. The first stage of the process seeks investments with low price-to-earnings ratios in relationship to the market as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500). After screening for low price-to-earnings ratios, the manager analyzes and compares other value measurements against the market. These include price-to-book value, price-to-cash flow and dividend yield.

The fund's investment approach emphasizes companies that possess strong financial positions. Considerable time is spent seeking potential investments that have strong potential for long-term growth.

The investment manager analyzes earnings and dividend growth of companies and seeks those investments that have had 5- and 10-year track records of consistent, above-market earnings and dividend growth. The fund's style is to own strong companies, not to speculate on weak stocks or potential bankruptcies.

After the portfolio stock universe is refined, the investment manager applies fundamental analysis. This is followed by thorough security analysis of all potential stock selections.

The investment manager follows all stocks in the fund's portfolio on an intensive ongoing basis. The investment manager also monitors a universe of 100 to 125 potentially promising securities for future investment.

The investment manager sells stocks or determines a strategy for selling stocks as their price-to-earnings ratios rise above that of the market. The manager may choose to sell a stock if the company's long-term fundamentals change unexpectedly for the worse. A stock will also be sold if the company performs below the investment manager's expectations for three to four years.

Although the fund does not presently intend to do so, it may invest up to 20% of its total assets in foreign securities.

For temporary defensive purposes, the fund may invest up to 50% of its assets in high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.


                                       Kemper-Dreman High Return Equity Fund  17

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

Additional risk

Foreign investing. Investing in foreign securities, and to a greater extent emerging markets, involves risks in addition to those associated with investing in securities in the U.S. To the extent that investments are denominated in foreign currencies, adverse changes in the values of foreign currencies may have a significant negative effect on any returns from these investments. Investing in foreign securities exposes the fund to an increased risk of political and economic instability.

Other risks of investing in foreign securities include: limited information, higher brokerage costs, different accounting standards and thinner trading markets as compared to U.S. markets.


18  Kemper-Dreman High Return Equity Fund

KEMPER SMALL CAP RELATIVE VALUE FUND

Investment objective and strategies

Kemper Small Cap Relative Value Fund seeks long-term capital appreciation. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

The fund primarily invests in a diversified portfolio of the stocks of small U.S. companies similar in size to those comprising the Russell 2000 Index that the investment manager believes to be undervalued relative to other stocks in the same sector by following a relative value investment strategy. The fund may invest 25% or more of its total assets in one or more market sectors, such as the financial services sector.

The fund may be appropriate for investors who seek to add the higher return potential of small company stocks to their portfolio or those investors who seek to diversify their existing portfolio with small company stocks.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and value investing, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "Value Stock Investing" at the front of this prospectus.

Small company risk. While small company stocks have historically outperformed large company stocks, they also have been subject to greater investment risk. The risks generally associated with small companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of small company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Also, because small companies normally have fewer shares outstanding and these shares generally trade less frequently than large companies, it may be more difficult for the fund to buy and sell significant amounts of small company shares without having an unfavorable impact on the shares' stock market price.

Sector investing. To the extent that the fund focuses its investments in a market sector, financial, economic, business and other developments affecting issuers in that sector may have a greater effect on the fund than if it had not focused its assets in that sector.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the


                                        Kemper Small Cap Relative Value Fund  19
length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

Shareholder fees: Fees paid directly from your investment.

                                              Class A     Class B      Class C
                                              -------     -------      -------
 Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                            5.75%         None         None
 Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)       None(1)          4%           1%
 Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                    None          None         None
 Redemption Fee (as % of amount
   redeemed, if applicable)                   None          None         None
 Exchange Fee                                 None          None         None

----------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                             Class A       Class B     Class C
                                             -------       -------     -------
  Management Fee                              0.75%         0.75%       0.75%
  Distribution (12b-1) Fees                   None          0.75%       0.75%
  Other Expenses(1)                          11.61%        15.41%      10.93%
  Total Annual Fund Operating Expenses       12.36%        16.91%      12.43%

----------

(1)   Other expenses have been estimated for the current fiscal year.

Subject to the qualification described below, Scudder Kemper Investments, Inc. has agreed to temporarily reimburse certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 1.52%, Class B to 2.40% and Class C to 2.37%; provided, however, transfer agency fees and related out-of-pocket expenses will not be subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. This arrangement may be discontinued at any time. However, the investment manager has agreed to continue to waive 0.25% of its management fee until September 30, 1999. As a result, for the fiscal year ended September 30, 1998, "Total Annual Fund Operating Expenses" were reduced by 10.84%, 14.51% and 10.06% for Class A, Class B and Class C and actual total annual fund operating expenses were 1.52% for Class A, 2.40% for Class B and 2.37% for Class C. The information contained in the above table and the example below reflects the expenses of the


20 Kemper Small Cap Relative Value Fund fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

Fees and expenses if you sold shares after:

                         Class A              Class B             Class C
                         -------              -------             -------
 1 Year                  $1,697               $1,990               $1,297
 3 Years                 $3,700               $4,525               $3,330

Fees and expenses if you did not sell your shares:

                         Class A              Class B             Class C
                         -------              -------             -------
 1 Year                  $1,697               $1,590               $1,197
 3 Years                 $3,700               $4,225               $3,330

Principal strategies and investments

The fund seeks long-term capital appreciation through a diversified portfolio of small company stocks that the investment manager believes are undervalued. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the company.

The investment manager follows a relative value investment strategy, seeking undervalued small capitalization stocks from each major sector of the small capitalization market as part of a well diversified, risk-managed portfolio. In a relative value investment strategy, stocks are selected based on whether they are undervalued relative to other stocks in the same sector. The relative value strategy allows the fund to invest in all sectors, including technology, healthcare and other areas of the market that typically are underweighted in an absolute value portfolio.

Under normal market conditions, the fund invests at least 65% of its total assets in equity securities of companies that are similar in size to those comprising the Russell 2000 Index. Typically, most companies selected for inclusion in the fund have market capitalizations ranging from approximately $100 million to $1 billion. The fund sells securities of companies that have grown in market



                                        Kemper Small Cap Relative Value Fund  21
capitalization above the maximum of the Russell 2000 Index, as necessary to keep the fund focused on smaller companies.

The investment manager employs quantitative techniques in evaluating potential investments and the impact each would have on the fund's portfolio. The evaluation starts systematically by analyzing a large number of small company stocks to uncover those with attractive valuations. Typically, the stocks selected are:

o undervalued in the market based on measures such as earnings, sales, cash flow and book value;

o     experiencing favorable trends in sales, earnings, growth and prices; and

o     considered to have acceptable financial risk and earnings predictability.

This systematic screening process is intended to enable the investment manager to quickly respond to changes in the marketplace and reassess relative valuations for the fund's holdings in order to make buy and sell decisions.

For temporary defensive purposes, the fund may invest up to 50% of its assets in high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.


22  Kemper Small Cap Relative Value Fund

KEMPER SMALL CAP VALUE FUND

Investment objective and strategies

Kemper Small Cap Value Fund seeks long-term capital appreciation. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

This fund primarily invests in a diversified portfolio of the stocks of small U.S. companies similar in size to those comprising the Russell 2000 Index that the investment manager believes to be undervalued. The investment manager looks for investments with the following attributes:

o     low price-to-earnings ratios;

o     low price-to-book ratios;

o     low price-to-cash flow ratios;

o     sound finances; and

o     perceived intrinsic value through in-depth security analysis.

Although the fund does not invest 25% or more of its total assets in any one industry, it may, from time to time, invest a significant percentage of its total assets in one or more market sectors, such as the financial services sector.

The fund may be appropriate for investors who seek a small capitalization investment to diversify a large capitalization portfolio.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and value investing, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "Value Stock Investing" at the front of this prospectus.

Small company risk. While small company stocks have historically outperformed large company stocks, they also have been subject to greater investment risk. The risks generally associated with small companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of small company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Also, because small companies normally have fewer shares outstanding and these shares generally trade less frequently than large companies, it may be more difficult for the fund to buy and sell significant amounts of small company shares without having an unfavorable impact on the shares' stock market price.


                                                 Kemper Small Cap Value Fund  23

Sector investing. To the extent that the fund focuses its investments in a market sector, financial, economic, business and other developments affecting issuers in that sector may have a greater effect on the fund than if it had not focused its assets in that sector.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year, and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

Total returns for years ended December 31

[The following table was depicted as a bar chart in the printed material.]

1993..................   2.54%
1994..................    .15%
1995..................  43.29%
1996..................  29.60%
1997..................  20.02%
1998.................. -12.82%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 16.94% (the fourth quarter of 1992), and the fund's lowest return for a calendar quarter was -24.07% (the third quarter of 1998).

Average Annual Total Returns

  For periods ended                                                     Russell
  December 31, 1998          Class A      Class B      Class C        2000 Index
  -----------------          -------      -------      -------        ----------
  One Year                   -17.81%      -16.22%      -13.60%          -2.55%
  Five Years                 12.89%         --           --             11.87%
  Ten Years                    --           --           --               --
  Since Class Inception**    13.08%        7.40%        8.00%              *

----------

* Index returns for the life of each class: 13.83% (5/31/92) for Class A and 11.67% (8/31/95) for Class B and C Shares.

** Inception date for Class A, B and C shares is 5/22/92, 9/11/95 and 9/11/95, respectively.

The Russell 2000 Index is a capitalization-weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.


24  Kemper Small Cap Value Fund

Fee and Expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

Shareholder fees: Fees paid directly from your investment.

                                              Class A      Class B      Class C
                                              -------      -------      -------
 Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                            5.75%          None         None
 Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)       None(1)         4%           1%
 Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                    None           None         None
 Redemption Fee (as % of amount
   redeemed, if applicable)                   None           None         None
 Exchange Fee                                 None           None         None

----------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                             Class A       Class B     Class C
                                             -------       -------     -------
  Management Fee                              0.72%         0.72%       0.72%
  Distribution (12b-1) Fees                   None          0.75%       0.75%
  Other Expenses                              0.70%         0.87%       0.81%
  Total Annual Fund Operating Expenses        1.42%         2.34%       2.28%

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.


                                                 Kemper Small Cap Value Fund  25

Fees and expenses if you sold shares after:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $711                 $637                 $331
 3 Years                   $999               $1,030                 $712
 5 Years                 $1,307               $1,450               $1,220
 10 Years                $2,179               $2,235               $2,615

Fees and expenses if you did not sell your shares:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $711                 $237                 $231
 3 Years                   $999                 $730                 $712
 5 Years                 $1,307               $1,250               $1,220
 10 Years                $2,179               $2,235               $2,615

Principal strategies and investments

The fund seeks long-term capital appreciation by investing principally in a diversified portfolio of undervalued small company equity securities. The investment manager invests in companies whose prices appear to be temporarily depressed due to short-term fundamental factors. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the company.

Under normal market conditions, the fund invests at least 65% of its total assets in securities of companies that are similar in size to those comprising the Russell 2000 Index. The fund sells securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Index, as necessary to keep focused on smaller companies.

The investment manager applies a disciplined investment approach for selecting holdings for the fund. The first stage of the process seeks investments with low price-to-earnings ratios in relationship to the market as measured by the Russell 2000 Index. After the manager screens for low price-to-earnings ratios, he analyzes and compares other value measurements against the market. These include price-to-book value and price-to-cash flow.

The fund's investment approach emphasizes companies that posses strong financial positions. Considerable time is spent seeking potential investments that have strong potential for long-term growth.

After the portfolio stock universe is refined, the investment manager applies fundamental analysis.

The investment manager follows all stocks in the fund's portfolio on an intensive ongoing basis. The manager also monitors a universe of 25 to 175 potentially promising candidates for future investment

The investment manager sells stocks or determines a strategy for selling stocks as their price-to-earnings ratios rise above that of the market. The manager then


26  Kemper Small Cap Value Fund
replaces them with other low price-to-earnings stocks. The manager may also choose to sell a stock if the company's long-term fundamentals change unexpectedly for the worse. A stock will also be sold if the company performs below the investment manager's expectations for three to four years.

For temporary defensive purposes, the fund may invest up to 50% of its assets in high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.


                                                 Kemper Small Cap Value Fund  27

KEMPER U.S. GROWTH AND INCOME FUND

Investment objective and strategies

Kemper U.S. Growth and Income Fund seeks to provide long-term growth of capital, current income and growth of income. Except as otherwise indicated, the fund's investment objectives and policies may be changed without a vote of shareholders.

The fund primarily invests in a diversified portfolio of common stocks of large U.S. companies that (i) offer the prospect for growth of earnings while paying current dividends and (ii) the investment manager believes are undervalued. Companies in which the fund invests generally are similar in size with the median capitalization of companies represented in the Standard & Poor's 500 Composite Stock Price Index (S&P 500). The investment manager believes that, over time, continued growth of earnings tends to lead to higher dividends and enhancement of capital value.

The fund may be appropriate for investors who seek a conservative value holding to add to their portfolio.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and value investing, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "Value Stock Investing" at the front of this prospectus.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

Shareholder fees: Fees paid directly from your investment.

                                              Class A      Class B    Class C
                                              -------      -------    -------
 Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                            5.75%          None       None
 Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)       None(1)         4%         1%
 Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                    None           None       None
 Redemption Fee (as % of amount
   redeemed, if applicable)                   None           None       None
 Exchange Fee                                 None           None       None

----------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.


28  Kemper U.S. Growth And Income Fund

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                             Class A       Class B     Class C
                                             -------       -------     -------
  Management Fee                              0.60%         0.60%       0.60%
  Distribution (12b-1) Fees                   None          0.75%       0.75%
  Other Expenses                              1.99%         2.14%       1.90%
  Total Annual Fund Operating Expenses        2.59%         3.49%       3.25%

Subject to the qualification described below, Scudder Kemper Investments, Inc. has agreed to temporarily reimburse certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 1.36%, Class B to 2.01% and Class C to 1.99%; provided, however, transfer agency fees and related out-of-pocket expenses will not be subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. This arrangement may be discontinued at any time. As a result, for the fiscal year ended September 30, 1998, "Total Annual Fund Operating Expenses" were reduced by 1.23%, 1.48% and 1.26% for Class A, Class B and Class C and actual total annual fund operating expenses were 1.36% for Class A, 2.01% for Class B and 1.99% for Class C. The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

Fees and expenses if you sold shares after:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $822                 $752                 $428
 3 Years                 $1,334               $1,371               $1,001
 5 Years                 $1,871               $2,012               $1,698
 10 Years                $3,331               $3,380               $3,549


                                          Kemper U.S. Growth And Income Fund  29

Fees and expenses if you did not sell your shares:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $822                 $352                 $328
 3 Years                 $1,334               $1,071               $1,001
 5 Years                 $1,871               $1,812               $1,698
 10 Years                $3,331               $3,380               $3,549

Principal strategies and investments

The fund seeks to provide participation in the long-term growth of the economy through the potential investment returns offered by U.S. common stocks and other domestic equity securities. It maintains a diversified portfolio of equity securities of companies with higher-than-average dividend payouts. These companies, many of which are mainstays of the U.S. economy, may offer prospects for future growth of earnings and dividends, and therefore may offer investors attractive long-term investment opportunities. The fund will invest at least 80% of its assets in the equity securities of U.S. issuers.

In the investment manager's opinion, this subset of higher relative yielding stocks identified by applying these criteria offers the potential for returns over time that are greater than or equal to the S&P 500, at less risk than this market index. The investment manager believes these favorable risk and return characteristics exist because the higher dividends offered by these stocks may act as a "cushion" when markets are volatile and because stocks with higher relative yields tend to sell at more attractive valuations (e.g., lower price-to-earning ratios and lower price-to- book ratios).

Once this subset of higher relative yielding stocks is identified, the investment manager conducts a fundamental analysis of each company's financial strength, profitability, projected earnings, sustainability of dividends, competitive outlook, and ability of management. The fund's portfolio may include stocks that are out of favor in the market, but which, in the opinion of the investment manager, offer compelling valuations and potential for long-term appreciation in price and dividends.

In order to diversify the fund's portfolio among different industry sectors, the investment manager evaluates how each sector reacts to broad economic factors such as interest rates, inflation, Gross Domestic Product, and consumer spending.

The investment manager has disciplined criteria for selling stocks as well. When the investment manager determines that the relative yield of a stock has declined excessively below the yield of the S&P 500, or that the relative yield is at the lower end of the stock's historic range, the stock generally is sold from the fund's portfolio. Similarly, if the investment manager's fundamental analysis determines that the payment of the stock's dividend is at risk, or that market expectations for the stock are unreasonably high, the stock is generally targeted for sale.

In summary, the investment manager applies disciplined buy and sell criteria, fundamental company and industry analysis, and economic forecasts in


30  Kemper U.S. Growth And Income Fund
managing the fund to pursue long-term price appreciation and income with a tendency for lower overall volatility than the market, as measured by the S&P 500.

For temporary defensive purposes, the fund may invest without limit in cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.


                                          Kemper U.S. Growth And Income Fund  31

KEMPER VALUE FUND

Investment objective and strategies

Value Fund seeks long-term growth of capital through investment in undervalued equity securities. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

The fund invests in the stock of companies that the investment manager believes are undervalued in the marketplace in relation to current and estimated future earnings and dividends. These companies generally sell at price-to-earnings ratios below the market average, as defined by the Standard & Poor's 500 Composite Stock Price Index (S&P 500).

The fund may be appropriate for investors who seek a core holding to establish the foundation of a value-oriented portfolio or a value fund to diversify an existing growth-equity portfolio.

This prospectus contains information regarding Class A, B and C shares of the fund.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and value investing, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "Value Stock Investing" at the front of this prospectus.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year, and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance. The fund currently offers four classes of shares. The original class of shares is designated Class S. This prospectus sets forth information about Class A, B and
C. Because Class A, B and C commenced operating during the course of 1998, the performance information set forth below is for Class S shares, and does not reflect sales charges, which reduce return. All share classes invest in the same underlying portfolio of securities and have the same management team. Because of different fees and expenses, performance of share classes will differ.


32  Kemper Value Fund

Total returns for years ended December 31

[The following table was depicted as a bar chart in the printed material.]

1993..................  11.60%
1994..................   1.65%
1995..................  30.17%
1996..................  22.99%
1997..................  35.35%
1998..................  11.90%

For the period included in the bar chart, the Class S Shares highest return for a calendar quarter was 17.07% (the fourth quarter of 1998), and the Class S Shares lowest return for a calendar quarter was -15.34% (the third quarter of 1998).

Average annual total returns

 For periods ended                                                Russell 1000
 December 31, 1998                 Fund            S&P 500         Value Index
 -----------------                 ----            -------         -----------

 One Year                         11.90%            28.72%           15.65%
 Five Years                       19.77%            24.08%           20.84%
 Since Inception (12/31/92)       18.36%            21.62%           20.39%

The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange and the American Stock Exchange, and traded on the Nasdaq Stock Market, Inc. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.


                                                           Kemper Value Fund  33

Shareholder fees: Fees paid directly from your investment.

                                              Class A      Class B     Class C
                                              -------      -------     -------
 Maximum Sales Charge (Load) Imposed
   on Purchases (as % of offering price)      5.75%          None        None
 Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)       None(1)         4%          1%
 Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                    None           None        None
 Redemption Fee (as % of amount
   redeemed, if applicable)                   None           None        None
 Exchange Fee                                 None           None        None

----------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year. Annual fund operating expenses: Expenses that are deducted from fund assets.

                                            Class A       Class B      Class C
                                            -------       -------      -------
 Management Fee                              0.70%         0.70%        0.70%
 Distribution (12b-1) Fees                   None          0.75%        0.75%
 Other Expenses                              0.64%         0.67%        0.66%
 Total Annual Fund Operating Expenses        1.34%         2.12%        2.11%

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

Fees and expenses if you sold shares after:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $136                 $627                 $317
 3 Years                   $425                 $991                 $661
 5 Years                   $734               $1,139               $1,134
 10 Years                $1,613               $2,452               $2,441

Fees and expenses if you did not sell your shares:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $136                 $215                 $214
 3 Years                   $425                 $664                 $661
 5 Years                   $734               $1,370               $1,134
 10 Years                $1,613               $2,452               $2,441


34  Kemper Value Fund

Principal strategies and investments

The fund invests at least 80% of its assets in equity securities, primarily common stocks of medium- to large-sized domestic companies with annual revenues or market capitalization of at least $1 billion. The investment manager uses in-depth fundamental research and a proprietary computerized quantitative model to identify companies that are currently undervalued in relation to current and estimated future earnings and dividends. The investment process also involves an assessment of business risk, including analysis of:

o     the strength of a company's balance sheet;

o     the accounting practices a company follows;

o     the volatility of a company's earnings over time; and

o the vulnerability of earnings to changes in external factors, such as the general economy, the competitive environment, governmental action and technological change.

While a broad range of investments is considered, only those that, in the investment manager's opinion, are selling at comparatively large discounts to intrinsic value are purchased for the fund. It is anticipated that the prices of the fund's investments will rise as a result of both earnings growth and rising price-earnings ratios over time.

The fund is distinctive in the manner in which it combines systematic valuation techniques with intensive, traditional fundamental research. In addition to identifying undervalued securities, the quantitative model also provides the discipline required to identify and sell appreciated securities as their prices rise to reflect their earnings potential. The model relies on the investment manager's independent equity research efforts for estimates of future earnings and dividend growth and proprietary quality ratings, an important measure of risk.

While the fund emphasizes U.S. investments, it can invest its assets in securities of foreign companies which meet the same criteria applicable to the fund's domestic investments.

For temporary defensive purposes, the fund may invest without limit in cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

Additional principal risks

Foreign Investing. Investing in foreign securities, and to a greater extent emerging markets, involves risks in addition to those associated with investing


                                                           Kemper Value Fund  35
in securities in the U.S. To the extent that investments are denominated in foreign currencies, adverse changes in the values of foreign currencies may have a significant negative effect on any returns from these investments. Investing in foreign securities exposes the fund to an increased risk of political and economic instability.

Other risks of investing in foreign securities include: limited information, higher brokerage costs, different accounting standards and thinner trading markets as compared to U.S. markets.


36  Kemper Value Fund

INVESTMENT MANAGER

The funds retain the investment management firm of Scudder Kemper Investments, Inc., Two International Place, Boston, MA, to manage their daily investment and business affairs subject to the policies established by the funds' Boards. Scudder Kemper Investments, Inc. actively manages the funds' investments. Professional management can be an important advantage for investors who do not have the time or expertise to invest directly in individual securities. Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide. It manages more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, and private family and individual accounts.

Each fund pays Scudder Kemper Investments, Inc. a (graduated) monthly investment management fee. Fees paid for each fund's most recently completed fiscal year are shown below:

                                          As a % of average daily net assets
                                          ----------------------------------
 Kemper Contrarian Fund                                 0.75%
 Kemper-Dreman High Return Equity Fund                  0.68%
 Kemper Small Cap Value Fund                            0.72%
 Kemper Value Fund                                      0.70%

Kemper Small Cap Relative Value Fund and Kemper-Dreman Financial Services Fund each pay Scudder Kemper Investments, Inc. a (graduated) monthly investment management fee at the following annual rate:

 Applicable Assets($)                              Annual Fee Rate
 --------------------                              ---------------
 0-250,000,000                                          0.75%
 250,000,000-1,000,000,000                              0.72%
 1,000,000,000-2,500,000,000                            0.70%
 2,500,000,000-5,000,000,000                            0.68%
 5,000,000,000-7,500,000,000                            0.65%
 7,500,000,000-10,000,000,000                           0.64%
 10,000,000,000-12,500,000,000                          0.63%
 More than 12,500,000,000                               0.62%

Kemper U.S. Growth and Income Fund pays Scudder Kemper Investments, Inc. a (graduated) monthly investment management fee at the following annual rate:

 Applicable Assets($)                           Annual Fee Rate
 --------------------                           ---------------
 0-250,000,000                                       0.60%
 250,000,000-1,000,000,000                           0.57%
 1,000,000,000-2,500,000,000                         0.55%
 More than 2,500,000,000                             0.63%


                                                          Investment Manager  37

For Kemper Small Cap Relative Value Fund, the investment manager has agreed to waive 0.25% of its management fee until September 30, 1999.

Pursuant to a sub-advisory agreement with Scudder Kemper Investments, Inc., Dreman Value Management L.L.C., 10 Exchange Place, Jersey City, New Jersey, is the sub-adviser for the Kemper-Dreman High Return Equity Fund and Kemper-Dreman Financial Services Fund and receives a fee for its services from Scudder Kemper Investments. Founded in 1977, Dreman Value Management, L.L.C. manages over $7 billion in assets.

Dreman Value Management, L.L.C. manages the investment and reinvestment of the Kemper-Dreman High Return Equity Fund's and Kemper-Dreman Financial Services Fund's assets, in accordance with their investment objectives, policies and limitations, subject to the supervision of Scudder Kemper Investments and the Board of Directors. Dreman Value Management, L.L.C. receives a fee for its services from Scudder Kemper Investments, Inc.

Scudder Kemper Investments, Inc. pays Dreman Value Management, L.L.C. for its services a sub-advisory fee for each of Kemper-Dreman High Return Equity Fund and Kemper-Dreman Financial Services Fund, payable monthly, at the annual rate of 0.24% of the first $250 million of the fund's average daily net assets; 0.23% of the average daily net assets between $250 million and $1 billion; 0.224% of average daily net assets between $1 billion and $2.5 billion; 0.218% of average daily net assets between $2.5 billion and $5 billion; 0.208% of average daily net assets between $5 billion and $7.5 billion; 0.205% of average daily net assets between $7.5 billion and $10 billion; 0.202% of average daily net assets between $10 billion and $12.5 billion and 0.198% of the Fund's average daily net assets over $12 billion.

In addition, Scudder Kemper Investments, Inc. has guaranteed to pay a minimum of $8 million to Dreman Value Management, L.L.C. during each of the calendar years of 2000, 2001 and 2002 that Dreman Value Management, L.L.C. serves as sub-adviser.


38  Investment Manager

PORTFOLIO MANAGEMENT

The following investment professionals are associated with the funds as indicated:

Kemper Contrarian Fund

Name & Title              Joined the Fund    Background
--------------------------------------------------------------------------------
Thomas F. Sassi,                1997         Joined Scudder Kemper in 1996. He
Lead Portfolio Manager                       began his investment career in
                                             1971. Prior to joining Scudder
                                             Kemper he was a Vice President and
                                             Portfolio Manager for an
                                             unaffiliated life insurance and
                                             investment management firm.

Frederick L. Gaskin,            1997         Joined Scudder Kemper in 1996. He
Portfolio Manager                            began his investment career in
                                             1986. Prior to joining Scudder
                                             Kemper he was a Vice President and
                                             Portfolio Manager for a bank.
--------------------------------------------------------------------------------

Kemper-Dreman Financial Services Fund

Kemper-Dreman High Return Equity Fund

Name & Title              Joined the Fund    Background
--------------------------------------------------------------------------------
David N. Dreman, Lead           1988         Chairman of Dreman Value
Portfolio Manager                            Management, L.L.C. since 1977. He
                                             is a pioneer of the philosophy of
                                             contrarian investing (buying what
                                             is out of favor) and a leading
                                             proponent of the low P/E investment
                                             style. He is a columnist for Forbes
                                             and the author of several books on
                                             the value style of investing. He
                                             began his investment career in
                                             1957.
--------------------------------------------------------------------------------

Kemper Small Cap Value Fund

Name & Title              Joined the Fund    Background
--------------------------------------------------------------------------------
Thomas H. Forester,             1997         Joined Scudder Kemper in 1997. He
Co-Lead Portfolio                            began his investment career in
Manager                                      1988. Prior to joining Scudder
                                             Kemper he was a Senior Vice
                                             President and Senior Portfolio
                                             Manager at an unaffiliated
                                             investment management company.

Steven T. Stokes,               1997         Joined Scudder Kemper in 1996. He
Co-Lead Portfolio                            began his investment career in
Manager                                      1986. Prior to joining Scudder
                                             Kemper he was an equity analyst and
                                             part of the portfolio management
                                             team at an unaffiliated investment
                                             company.
--------------------------------------------------------------------------------


                                                          Investment Manager  39

Kemper Small Cap Relative Value Fund

Name & Title              Joined the Fund    Background
--------------------------------------------------------------------------------
James M. Eysenbach,             1998         Joined Scudder Kemper in 1986
Lead Portfolio Manager                       serving as a portfolio manager on
                                             various affiliated mutual funds. He
                                             began his investment career in
                                             1984.

Philip S. Fortuna,              1998         Joined Scudder Kemper in 1991
Portfolio Manager                            serving as a portfolio manager on
                                             various affiliated mutual funds. He
                                             began his investment career in
                                             1984.

Calvin S. Young,                1998         Joined Scudder Kemper in 1990
Portfolio Manager                            serving as a portfolio manager on
                                             various affiliated mutual funds. He
                                             began his investment career in
                                             1988.
--------------------------------------------------------------------------------

Kemper U.S. Growth and Income Fund

Name & Title              Joined the Fund    Background
--------------------------------------------------------------------------------
Lori J. Ensinger, Lead          1998         Joined Scudder Kemper in 1993. She
Portfolio Manager                            began her investment career in
                                             1983. Prior to joining Scudder
                                             Kemper she was a Senior Portfolio
                                             Manager who managed portfolios for
                                             both institutions and individuals
                                             for an unaffiliated investment
                                             management firm.

Robert T. Hoffman,              1998         Joined Scudder Kemper in 1990. He
Portfolio Manager                            began his investment career in
                                             1985. Prior to joining Scudder
                                             Kemper he was Assistant State
                                             Treasurer for the state of New
                                             Jersey.

Benjamin W. Thorndike,          1998         Joined Scudder Kemper in 1983. He
Portfolio Manager                            began his investment career in
                                             1980. Prior to joining Scudder
                                             Kemper he was an investment officer
                                             for a bank.
--------------------------------------------------------------------------------


40  Investment Manager

Kemper Value Fund

Name & Title              Joined the Fund    Background
--------------------------------------------------------------------------------
Donald E. Hall,                 1992         Joined Scudder Kemper in 1982. He
Lead Portfolio Manager                       began his investment career in
                                             1982. Prior to joining Scudder
                                             Kemper he received an M.B.A. from
                                             Harvard Business School after
                                             working as a sales engineer for an
                                             international aluminum products
                                             manufacturer.

William J. Wallace,             1992         Joined Scudder Kemper in 1987. He
Portfolio Manager                            began his investment career in
                                             1981. Prior to joining Scudder
                                             Kemper he performed product
                                             management and client relations for
                                             a variety of trustee banks.
--------------------------------------------------------------------------------

Year 2000 readiness

Like other mutual funds and financial and business organizations worldwide, the funds could be adversely affected if computer systems on which a fund rely, which primarily include those used by the investment manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the funds' business and operations, such as problems with calculating net asset value and difficulties in implementing a fund's purchase and redemption procedures. The investment manager has commenced a review of the Year 2000 Issue as it may affect the funds and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the issuers whose securities are held by a fund or on global markets or economies generally.

Euro conversion

The introduction of a new European currency, the Euro, may result in uncertainties for European securities and the operation of each fund. The Euro was introduced on January 1, 1999 by eleven European countries that are members of the European Economic and Monetary Union (EMU). The introduction of the Euro will require the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments. Additional questions are raised by the fact that certain other European community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.

The investment manager is actively working to address Euro-related issues and understands that other key service providers are taking similar steps. At this time, however, no one knows precisely what the degree of impact will be. To the extent that the market impact or effect on a fund's holdings is negative, it could hurt the fund's performance.


                                                          Investment Manager  41

ABOUT YOUR INVESTMENT

CHOOSING A SHARE CLASS

Each fund provides investors with the option of purchasing shares in the following ways:

--------------------------------------------------------------------------------
Class A Shares         Offered at net asset value plus a maximum sales charge
                       of 5.75% of the offering price. Reduced sales charges apply to purchases of $50,000 or more. Class A shares purchased at net asset value under the Large Order NAV
                       Purchase Privilege may be subject to a 1% contingent deferred sales charge if re deemed within one year of purchase and a .50% contingent deferred sales change if redeemed during the second year of purchase.

Class B Shares         Offered at net asset value without an initial
                       sales charge, but subject to a 0.75% Rule 12b-1 distribution fee and a contingent deferred sales charge that declines from 4% to zero on certain redemptions made within six years of purchase. Class B shares automatically convert into Class A shares (which have lower ongoing expenses) six years after purchase.

Class C Shares         Offered at net asset value without an initial
                       sales charge, but subject to a 0.75% Rule 12b-1
                       distribution fee and a 1% contingent deferred sales
                       charge on redemptions made within one year of purchase.
                       Class C shares do not convert into another class.
--------------------------------------------------------------------------------

When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares. Each class of shares represents interests in the same portfolio of investments of a fund.

The decision as to which class to choose depends on a number of factors, including the amount and intended length of the investment. Investors that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. For more information about these sales arrangements, consult your financial representative or Kemper Service Company, the Shareholder Service Agent. Be aware that financial services firms may receive different compensation depending upon which class of shares they sell.

Rule 12b-1 plan

Each fund has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the Class B shares and the Class C shares that are used by the transfer agent to pay for distribution and other services provided to shareholders of those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges


42  About Your Investment
permitted by the National Association of Securities Dealers, although Kemper Distributors, Inc. believes that it is unlikely, in the case of Class B shares, because of the automatic conversion feature of those shares

SPECIAL FEATURES

Class A Shares -- Combined Purchases. Each fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of most Kemper Funds.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares also apply to the aggregate amount of purchases made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by Kemper Distributors. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period.

Class A Shares -- Cumulative Discount. Class A shares of a fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a fund being purchased, the value of all Class A shares of the above mentioned Kemper Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Large Order NAV Purchase Privilege. Class A shares of a fund may be purchased at net asset value by any purchaser provided that the amount invested in such fund or other Kemper Mutual Funds totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combiner Purchases," "Letter of Intent" and "Cumulative Discount" features described above (the "Large Order NAV Purchase Privilege").

Exchange Privilege -- General. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of Kemper Mutual Funds. Shares of a Kemper Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services.

For purposes of determining any contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.


                                                       About Your Investment  43

BUYING SHARES

You may purchase shares of a fund by contacting the securities dealer or other financial services firm from whom your received this prospectus.

CLASS A SHARES

Public Offering Price Including Sales Charge

                                                     Sales Charge
                                                     ------------
                                             As a % of           As a % of Net
 Amount of Purchase                        Offering Price      Amount Invested*
 ------------------                        --------------      ----------------
 Less than $50,000                              5.75%              6.10%
 $50,000 but less than $100,000                 4.50               4.71%
 $100,000 but less than $250,000                3.50               3.63%
 $250,000 but less than $500,000                2.60               2.67%
 $500,000 but less than $1 million              2.00               2.04%
 $1 million and over                            0.00**             0.00**

----------

*     Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

NAV Purchases

Class A shares of a fund may be purchased at net asset value by:

o shareholders in connection with the investment or reinvestment of income and capital gain dividends

o a participant-directed qualified retirement plan or a participant-directed non-qualified deferred compensation plan or a participant-directed qualified retirement plan which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees

o     any purchaser with Kemper Funds investment totals of at least $1,000,000

o unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs

o officers, trustees, directors, employees (including retirees) and sales representatives of a fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families or any trust, pension, profit-sharing or other benefit plan for only such persons

o persons who purchase shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm

o registered representatives and employees of broker-dealers having selling group agreements with Kemper Distributors or any trust, pension, profit-sharing or other benefit plan for only such persons


44  About Your Investment

o     officers, directors, and employees of service agents of the funds

o members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et. al., Case No. 93 C 5231 (N.D.IL)

o selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to the funds pursuant to an agreement with Kemper Distributors or one of its affiliates

o certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with Kemper Distributors, for themselves or members of their families

o in connection with the acquisition of the assets of or merger or consolidation with another investment company

o shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families or any trust, pension, profit-sharing or other benefit plan for only such persons

o persons who purchase shares of the fund through Kemper Distributors as part of an automated billing and wage deduction program administered by RewardsPlus of America

o through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms, acting solely as agent for their clients, that adhere to certain standards established by Kemper Distributors, including a requirement that such shares be purchased for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services.

Contingent Deferred Sales Charge

A contingent deferred sales charge may be imposed upon redemption of Class A shares purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares being redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of:

o redemptions under a fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account

o redemption of shares of a shareholder (including a registered joint owner) who has died

o redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled


                                                       About Your Investment  45

      (as evidenced by a determination by the federal Social Security Administration)

o redemptions by a participant-directed qualified retirement plan or a participant-directed non-qualified deferred compensation plan or a participant-directed qualified retirement plan which is not sponsored by a K-12 school district

o redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates

o redemptions of shares whose dealer of record at the time of the investment notifies Kemper Distributors that the dealer waives the commission applicable to such Large Order NAV Purchase.

Rule 12b-1 Fee

None

Exchange Privilege

Class A shares may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Kemper Cash Reserves Fund acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange.

Class A shares purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Kemper Fund or a Money Market Fund without paying any contingent deferred sales charge. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed.

CLASS B SHARES

Public Offering Price

Net asset value per share without any sales charge at the time of purchase.

Contingent Deferred Sales Charge

A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

-------------------------------------------------------------------------------
Year of Redemption
After Purchase:          First    Second    Third    Fourth     Fifth     Sixth
-------------------------------------------------------------------------------
Contingent Deferred
Sales Charge:             4%        3%        3%       2%        2%         1%
-------------------------------------------------------------------------------

The contingent deferred sales charge will be waived:

o for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts)


46  About Your Investment

o for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2

o     for redemptions made pursuant to a systematic withdrawal plan

o in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed

o in the event of the death of the shareholder (including a registered joint owner)

The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent:

o redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege)

o redemptions in connection withy retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a fund)

o redemptions in connection with distributions qualifying under the hardship provisions of the Code

o     redemptions representing returns of excess contributions to such plans.

Rule 12b-1 Fee

0.75%

Conversion Feature

Class B shares of a fund will automatically convert to Class A shares of the same fund six years after issuance on the basis of the relative net asset value per share. Shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro rata basis.

Exchange Privilege

Class B shares of a fund and Class B shares of most Kemper Funds may be exchanged for each other at their relative net asset values without a contingent deferred sales charge.


                                                       About Your Investment  47

CLASS C SHARES

Public Offering Price

Net asset value per share without any sales charge at the time of purchase.

Contingent Deferred Sales Charge

o A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The contingent deferred sales charge will be waived in the event of:

o redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457

o redemptions by employer sponsored employee benefit plans (or their participants) using the subaccount record keeping system made available through the Shareholder Service Agent

o redemption of shares of a shareholder (including a registered joint owner) who has died

o redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration)

o redemptions under a fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account

o redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly

o redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record has waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Rule 12b-1 Fee

0.75%

Conversion Feature

None

Exchange Privilege

Class C shares of a fund and Class C shares of most Kemper Funds may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge.


48  About Your Investment

SELLING AND EXCHANGING SHARES

General

Contact your securities dealer or other financial services firm to arrange for share redemptions or exchanges.

Any shareholder may require a fund to redeem his or her shares. When shares are held for the account of a shareholder by the funds' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557.

An exchange of shares entails the sale of fund shares and subsequent purchase of shares of another Kemper Fund.

The rate of the contingent deferred charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received, For example, an investment made in December, 1996 will be eligible for the second year's charge if redeemed on or after December 1, 1997. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

Share certificates

When certificates for shares have been issued, they must be mailed to or deposited with Kemper Service Company, the Shareholder Service Agent along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed. The redemption request and stock power must be signed exactly as the account is registered, including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Reinvestment privilege

Under certain circumstances, a shareholder who has redeemed Class A shares may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares. The reinvestment privilege may be terminated or modified at any time. The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption.


                                                       About Your Investment  49

DISTRIBUTIONS AND TAXES

Dividends and capital gains distributions

Kemper Contrarian Fund, Kemper U.S. Growth and Income Fund and Kemper-Dreman High Return Equity Fund normally distribute quarterly dividends of net investment income. Kemper Small Cap Value Fund, Kemper Small Cap Relative Value Fund and Kemper Value Fund normally distribute annual dividends of net investment income. The Kemper-Dreman Financial Services Fund normally distributes dividends of net investment income semi-annually. Each fund distributes any net realized short-term and long-term capital gains at least annually.

Income and capital gain dividends, if any, of a fund will be credited to shareholder accounts in full and fractional shares of the same class of that fund at net asset value on the reinvestment date, except that, upon written request to Kemper Service Company, to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.    To receive income and capital gain dividends in cash.

Any dividends of a fund that are reinvested will normally be reinvested in shares of the same class of that same fund. However, upon written request to Kemper Service Company, the Shareholder Service Agent, you may choose to have dividends of a fund invested in shares of the same class of another Kemper Fund at the net asset value of that class and fund. To use this privilege, you must maintain a minimum account value of $1,000 in the fund distributing the dividends. The funds will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the same fund unless you request that such policy not be applied to your account.

Distributions are generally taxable, whether received in cash or reinvested.

Taxes

Dividends from net investment income and net short-term capital gains, if any, are taxable to you as ordinary income. Long-term capital gains distributions, if any, are taxable to you as long-term capital gains, regardless of how long you have owned shares. Short-term capital gains and any other taxable income distributions are taxable to you as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, is taxable to you.


50  About Your Investment

A sale or exchange of your shares is a taxable event and may result in a capital gain or loss which may be long-term or short term, generally depending on how long you owned the shares.

Any dividends or capital gains distributions declared in October, November or December with a record date in such month and paid during the following January are taxable to you as if paid on December 31 of the calendar year in which they were declared.

The fund sends you detailed tax information about the amount and type of its distributions by January 31 of the following year.

Each fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Any such withheld amounts may be credited against your U.S. federal income tax liability.

You may be subject to state, local and foreign taxes on fund distributions and dispositions of fund shares. You should consult your tax advisor regarding the particular tax consequences of an investment in a fund.

TRANSACTION INFORMATION

Share price

Scudder Fund Accounting Corporation determines the net asset value per share of the funds as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. eastern time, on each day the New York Stock Exchange is open for trading. Market prices are used to determine the value of the funds' assets. If reliable market prices are not readily available for a security or if a security's price is not considered to be market indicative, that security may be valued by another method that the Board or its delegate believes accurately reflects fair value. In those circumstances where a security's price is not considered to be market indicative, the security's valuation may differ from an available market quotation.

The net asset value per share of each fund is the value of one share and is determined separately for each class by dividing the value of a fund's net assets attributable to that class, less all liabilities, by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of a fund will generally be lower than that of the Class A shares of a fund because of the higher annual expenses borne by the Class B and Class C shares.

To the extent that a fund invests in foreign securities, these securities may be listed on foreign exchanges that trade on days when the fund does not price its shares. As a result, the net asset value per share of a fund may change at a time when shareholders are not able to purchase or redeem their shares.


                                                       About Your Investment  51

Processing time

All requests to buy and sell shares that are received in good order by the funds' transfer agent by the close of regular trading on the New York Stock Exchange are executed at the net asset value per share calculated at the close of trading that day (subject to any applicable sales load or contingent deferred sales charge). Orders received by dealers or other financial services firms prior to the determination of net asset value and received by the funds' transfer agent prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Payment for shares you sell will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request. If you have share certificates, these must accompany your order in proper form for transfer. When you place an order to sell shares for which the fund may not yet have received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), the fund may delay transmittal of the proceeds until it has determined that collected funds have been received for the purchase of such shares. This may be up to 10 days from receipt by a fund of the purchase amount. The redemption of shares within certain time periods may be subject to contingent deferred sales charges, as noted above.

Signature guarantees

A signature guarantee is required unless you sell $50,000 or less worth of shares (prior to the imposition of any contingent deferred sales charge) and the proceeds are payable to the shareholders of record at the address of record. You can obtain a guarantee from most brokerage houses and financial institutions, although not from a notary public. The funds will normally send you the proceeds within one business day following your request, but may take up to seven business days (or longer in the case of shares recently purchased by check).

Purchase restrictions

Purchases and sales should be made for long-term investment purposes only. The funds and Kemper Distributors, Inc. each reserves the right to reject purchases of fund shares (including exchanges) for any reason, including when there is evidence of a pattern of frequent purchases and sales made in response to short-term fluctuations in a fund's share price. The funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders. Also, from time to time, each fund may temporarily suspend the offering of its shares or a class of its shares to new investors. During the period of such suspension, persons who are already shareholders normally are permitted to continue to purchase additional shares and to have dividends reinvested.

Minimum balances

The minimum initial investment for each fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an


52  About Your Investment

Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Because of the high cost of maintaining small accounts, the funds may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through Kemper Service Company, the Shareholder Service Agent.

Third party transactions

If you buy and sell shares of a fund through a member of the National Association of Securities Dealers, Inc. (other than the funds' distributor, Kemper Distributors), that member may charge a fee for that service. This prospectus should be read in connection with such firms' material regarding their fees and services.

Redemption-in-kind

The funds reserve the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities ("redemption in kind"). These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.


                                                       About Your Investment  53

FINANCIAL HIGHLIGHTS

The tables below are intended to help you understand the funds' or certain classes of a fund's financial performance for the periods reflected below. Certain information reflects financial results for a single fund share. The total return figures show what an investor in a fund (or certain classes of a fund) would have earned (or lost) assuming reinvestment of all distributions. This information, for all funds except Value Fund, has been audited by Ernst & Young LLP. With respect to Value Fund, this information has been audited by Pricewaterhouse Coopers LLP. The report of each of the auditors, along with the fund's financial statements, are included in the funds' annual reports, which are available upon request by calling the Kemper Funds at 1-800-621-1048.

Kemper Contrarian Fund

                                                    Eleven
                                         Year       months
                                         ended      ended
                                        November   November
                                           30,        30,        Year ended December 31,
CLASS A                                   1998       1997      1996      1995      1994
----------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of
  period                                $21.13     16.93       16.20     12.18     13.62
----------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                    .28       .23         .23       .26       .28
----------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss)                             3.48      4.25        2.07      5.05      (.28)
----------------------------------------------------------------------------------------
Total from investment
  operations                              3.76      4.48        2.30      5.31        --
----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income                        .27       .20         .22       .24       .28
----------------------------------------------------------------------------------------
  Distribution from net
  realized gain                           1.72       .08        1.35      1.05      1.16
----------------------------------------------------------------------------------------
Total dividends                           1.99       .28        1.57      1.29      1.44
----------------------------------------------------------------------------------------
Net asset value, end of period          $22.90     21.13       16.93     16.20     12.18
----------------------------------------------------------------------------------------
Total return (not annualized)            19.51%    26.58       14.42     44.57      (.03)
----------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                                  1.37%     1.35        1.23      1.25      1.25
----------------------------------------------------------------------------------------
Net investment income                     1.36%     1.47        1.56      1.85      1.89
----------------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                  1.37%     1.35        1.25      1.66      1.42
----------------------------------------------------------------------------------------
Net investment income                     1.36%     1.47        1.54      1.44      1.71
----------------------------------------------------------------------------------------


54  Financial Highlights

                                                          Eleven
                                              Year        months
                                              ended        ended        Year     Sept. 11
                                             November     November     ended        to
                                                30,          30,      Dec. 31,   Dec. 31,
CLASS B                                        1998         1997        1996       1995
----------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period           $21.08        16.92      16.20      15.26
----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           .08          .08        .11        .07
----------------------------------------------------------------------------------------
  Net realized and unrealized gain               3.46         4.22       2.07       1.85
----------------------------------------------------------------------------------------
Total from investment operations                 3.54         4.30       2.18       1.92
----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income         .08          .06        .11        .07
----------------------------------------------------------------------------------------
  Distribution from net realized gain            1.72          .08       1.35        .91
----------------------------------------------------------------------------------------
Total dividends                                  1.80          .14       1.46        .98
----------------------------------------------------------------------------------------
Net asset value, end of period                 $22.82        21.08      16.92      16.20
----------------------------------------------------------------------------------------
Total return (not annualized)                   18.32%       25.44      13.61      12.83
----------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                         2.31%        2.26       2.11       2.00
----------------------------------------------------------------------------------------
Net investment income                             .42%         .56        .68        .88
----------------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                         2.31%        2.26       2.34       2.36
----------------------------------------------------------------------------------------
Net investment income                             .42%         .56        .45        .52
----------------------------------------------------------------------------------------


                                                        Financial Highlights  55

                                                            Eleven
                                                 Year       months
                                                ended        ended        Year        Sept. 11
                                               November     November     ended           to
                                                  30,          30,       Dec. 31,     Dec. 31,
CLASS C                                          1998         1997        1996         1995
---------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period            $21.06         16.90       16.20        15.26
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            .05           .06         .11          .08
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain                3.47          4.20        2.05         1.85
---------------------------------------------------------------------------------------------
Total from investment operations                  3.52          4.26        2.16         1.93
---------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income          .04           .02         .11          .08
---------------------------------------------------------------------------------------------
  Distribution from net realized gain             1.72           .08        1.35          .91
---------------------------------------------------------------------------------------------
Total dividends                                   1.76           .10        1.46          .99
---------------------------------------------------------------------------------------------
Net asset value, end of period                  $22.82         21.06       16.90        16.20
---------------------------------------------------------------------------------------------
Total return (not annualized)                    18.25%        25.26       13.51        12.85
---------------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                          2.40%         2.47        2.12         1.95
---------------------------------------------------------------------------------------------
Net investment income                              .33%          .35         .67          .93
---------------------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                          2.40%         2.47        2.80         2.31
---------------------------------------------------------------------------------------------
Net investment income (loss)                       .33%          .35        (.01)         .57
---------------------------------------------------------------------------------------------

                                                        Eleven
                                           Year          months
                                          ended          ended
                                         November       November
                                            30,            30,             Year ended December 31,
                                           1998           1997           1996      1995       1994
-------------------------------------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period
  (in thousands)                        $263,713         178,115         77,592         25,482         12,983
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (annualized)                                64%             77             95             30             16
-------------------------------------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges.

Scudder Kemper Investments, Inc. waived a portion of its management fee and absorbed certain operating expenses of the fund through the period ended December 31, 1996. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.


56  Financial Highlights

Kemper-Dreman Financial Services Fund

                                                          For the period from March 9, 1998
                                                            (commencement of operations)
                                                                to November 30, 1998
                                                          CLASS A      CLASS B      CLASS C
---------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                      $9.50         9.50          9.50
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              .03         (.01)         (.01)
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain                          .12          .10           .12
---------------------------------------------------------------------------------------------
Total from investment operations                            .15          .09           .11
---------------------------------------------------------------------------------------------
Net asset value, end of period                            $9.65         9.59          9.61
---------------------------------------------------------------------------------------------
Total return (not annualized)                              1.58%         .95          1.16
---------------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses absorbed by the fund                              1.36%        2.14          2.11
---------------------------------------------------------------------------------------------
Net investment income (loss)                                .55%        (.23)         (.20)
---------------------------------------------------------------------------------------------
Other ratios to average net assets (annualized)
Expenses                                                   1.55%        2.29          2.26
---------------------------------------------------------------------------------------------
Net investment income (loss)                                .36%        (.38)         (.35)
---------------------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period (in thousands)                                           $224,161
---------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                    5%
---------------------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive a portion of its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.


                                                        Financial Highlights  57

Kemper-Dreman High Return Equity Fund

                                                     Eleven
                                          Year       months
                                         ended       ended
                                        November    November
                                           30,         30,         Year ended December 31,
CLASS A                                   1998         1997       1996      1995       1994
------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of
  period                                $33.52        26.52      21.49      15.11      15.50
------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                    .73          .54        .39        .26        .25
------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss)                             3.80         6.89       5.75       6.76       (.39)
------------------------------------------------------------------------------------------------
Total from investment
  operations                              4.53         7.43       6.14       7.02       (.14)
------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income                        .86          .37        .38        .24        .25
------------------------------------------------------------------------------------------------
  Distribution from net
  realized gain                           1.50          .06        .73        .40         --
------------------------------------------------------------------------------------------------
Total dividends                           2.36          .43       1.11        .64        .25
------------------------------------------------------------------------------------------------
Net asset value, end of period          $35.69        33.52      26.52      21.49      15.11
------------------------------------------------------------------------------------------------
Total return (not annualized)            14.25%       28.15      28.79      46.86       (.99)
------------------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                                  1.19%        1.22       1.21       1.25       1.25
------------------------------------------------------------------------------------------------
Net investment income                     2.28%        2.38       2.12       1.55       1.58
------------------------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                  1.19%        1.22       1.21       1.57       1.39
------------------------------------------------------------------------------------------------
Net investment income                     2.28%        2.38       2.12       1.23       1.44
------------------------------------------------------------------------------------------------


58  Financial Highlights

                                                       Eleven
                                             Year       months
                                             ended      ended       Year      Sept. 11
                                            November   November    ended         to
                                               30,        30,      Dec. 31,   Dec. 31,
CLASS B                                       1998       1997       1996       1995
---------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period          $33.37       26.44     21.47     19.45
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .45         .31       .19       .07
---------------------------------------------------------------------------------------
  Net realized and unrealized gain              3.75        6.84      5.72      2.41
---------------------------------------------------------------------------------------
Total from investment operations                4.20        7.15      5.91      2.48
---------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        .56         .16       .21       .06
---------------------------------------------------------------------------------------
  Distribution from net realized gain           1.50         .06       .73       .40
---------------------------------------------------------------------------------------
Total dividends                                 2.06         .22       .94       .46
---------------------------------------------------------------------------------------
Net asset value, end of period                $35.51       33.37     26.44     21.47
---------------------------------------------------------------------------------------
Total return (not annualized)                  13.22%      27.10     27.63     12.88
---------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                                        2.06%       2.12      2.20      2.00
---------------------------------------------------------------------------------------
Net investment income                           1.41%       1.48      1.13       .61
---------------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                        2.06%       2.12      2.31      2.35
---------------------------------------------------------------------------------------
Net investment income                           1.41%       1.48      1.02       .26
---------------------------------------------------------------------------------------


                                                        Financial Highlights  59

                                                       Eleven
                                             Year       months
                                             ended      ended       Year     Sept. 11
                                            November   November     ended       to
                                               30,        30,      Dec. 31,   Dec. 31,
CLASS C                                       1998       1997       1996       1995
-----------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period          $33.38       26.45     21.48     19.45
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .45         .32       .20       .09
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain              3.79        6.83      5.72      2.41
-----------------------------------------------------------------------------------------
Total from investment operations                4.24        7.15      5.92      2.50
-----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        .58         .16       .22       .07
-----------------------------------------------------------------------------------------
  Distribution from net realized gain           1.50         .06       .73       .40
-----------------------------------------------------------------------------------------
Total dividends                                 2.08         .22       .95       .47
-----------------------------------------------------------------------------------------
Net asset value, end of period                $35.54       33.38     26.45     21.48
-----------------------------------------------------------------------------------------
Total return (not annualized)                  13.32%      27.10     27.66     12.94
-----------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                        2.01%       2.10      2.22      1.95
-----------------------------------------------------------------------------------------
Net investment income                           1.46%       1.50      1.11       .66
-----------------------------------------------------------------------------------------
Other ratios to average net assets
(annualized)
Expenses                                        2.01%       2.10      2.33      2.30
-----------------------------------------------------------------------------------------
Net investment income                           1.46%       1.50      1.00       .31
-----------------------------------------------------------------------------------------

                                                         Eleven
                                               Year      months
                                               ended      ended
                                              November   November
                                                30,        30,         Year ended December 31,
                                               1998       1997       1996      1995       1994
--------------------------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period
  (in thousands)                            $5,188,621   2,931,721   737,834    98,196     35,005
--------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (annualized)                                       7%          5        10        18         12
--------------------------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. waived a portion of its management fee and absorbed certain operating expenses of the fund through the year ended December 31, 1996. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.


60  Financial Highlights

Kemper Small Cap Relative Value Fund

                                                         For the period from May 6, 1998
                                                           (commencement of operations)
                                                              to September 30, 1998
                                                       CLASS A       CLASS B         CLASS C
------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                    $9.50          9.50            9.50
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                      --          (.03)           (.03)
------------------------------------------------------------------------------------------------
  Net realized and unrealized loss                      (1.93)        (1.93)          (1.92)
------------------------------------------------------------------------------------------------
Total from investment operations                        (1.93)        (1.96)          (1.95)
------------------------------------------------------------------------------------------------
Net asset value, end of period                          $7.57          7.54            7.55
------------------------------------------------------------------------------------------------
Total return (not annualized)                          (20.32)%      (20.63)         (20.53)
------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses absorbed by the Fund                            1.52%         2.40            2.37
------------------------------------------------------------------------------------------------
Net investment loss                                      (.15)%       (1.03)          (1.00)
------------------------------------------------------------------------------------------------
Other ratios to average net assets (annualized)
Expenses                                                12.36%        16.91           12.43
------------------------------------------------------------------------------------------------
Net investment loss                                    (10.99)%      (15.54)         (11.06)
------------------------------------------------------------------------------------------------
Supplemental data for all classes
------------------------------------------------------------------------------------------------
Net assets at end of period                                                         $1,757,385
------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                     7%

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption. Per share data were determined based on average shares outstanding.


                                                        Financial Highlights  61

Kemper Small Cap Value Fund

                                                  Eleven
                                        Year       months
                                        ended      ended
                                       November   November
                                          30,        30,         Year ended December 31,
CLASS A                                  1998       1997       1996      1995       1994
-----------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of
  period                               $21.83        18.28     14.50     10.85      11.23
-----------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income
  (loss)                                  .06          .05       .14      (.02)        --
-----------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss)                           (3.39)        3.50      4.14      4.64        .02
-----------------------------------------------------------------------------------------------
Total from investment
  operations                            (3.33)        3.55      4.28      4.62        .02
-----------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income                        --           --       .07        --         --
-----------------------------------------------------------------------------------------------
  Distribution from net
  realized gain                           .70           --       .43       .97        .40
-----------------------------------------------------------------------------------------------
Total dividends                           .70           --       .50       .97        .40
-----------------------------------------------------------------------------------------------
Net asset value, end of period         $17.80        21.83     18.28     14.50      10.85
-----------------------------------------------------------------------------------------------
Total return (not annualized)          (15.69)%      19.42     29.60     43.29        .15
-----------------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                                 1.42%        1.32      1.31      1.25       1.25
-----------------------------------------------------------------------------------------------
Net investment income (loss)              .25%         .51       .87      (.16)      (.03)
-----------------------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                 1.42%        1.32      1.47      1.83       1.82
-----------------------------------------------------------------------------------------------
Net investment income (loss)              .25%         .51       .71      (.74)      (.61)
-----------------------------------------------------------------------------------------------


62  Financial Highlights

                                                          Eleven
                                                          months
                                             Year ended    ended      Year     Sept. 11
                                              November    November    ended       to
                                                 30,         30,     Dec. 31,   Dec. 31,
CLASS B                                         1998        1997      1996       1995
-----------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period          $21.46        18.14      14.48      15.75
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  (.12)        (.04)       .01       (.02)
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (3.31)        3.36       4.11       (.41)
-----------------------------------------------------------------------------------------
Total from investment operations               (3.43)        3.32       4.12       (.43)
-----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income         --           --        .03         --
-----------------------------------------------------------------------------------------
  Distribution from net realized gain            .70           --        .43        .84
-----------------------------------------------------------------------------------------
Total dividends                                  .70           --        .46        .84
-----------------------------------------------------------------------------------------
Net asset value, end of period                $17.33        21.46      18.14      14.48
-----------------------------------------------------------------------------------------
Total return (not annualized)                 (16.45)%      18.30      28.54      (2.52)
-----------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                        2.34%        2.34       2.12       2.00
-----------------------------------------------------------------------------------------
Net investment income (loss)                    (.67)%       (.51)       .06       (.99)
-----------------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                        2.34%        2.34       2.49       2.39
-----------------------------------------------------------------------------------------
Net investment loss                             (.67)%       (.51)      (.31)     (1.38)
-----------------------------------------------------------------------------------------


                                                        Financial Highlights  63

                                                          Eleven
                                                          months
                                             Year ended    ended      Year      Sept. 11
                                              November    November   ended         to
                                                 30,         30,     Dec. 31,   Dec. 31,
CLASS C                                         1998        1997      1996       1995
-----------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period          $21.51        18.17      14.48      15.75
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  (.12)        (.03)       .01       (.02)
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (3.30)        3.37       4.14       (.41)
-----------------------------------------------------------------------------------------
Total from investment operations               (3.42)        3.34       4.15       (.43)
-----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income         --           --        .03         --
-----------------------------------------------------------------------------------------
  Distribution from net realized gain            .70           --        .43        .84
-----------------------------------------------------------------------------------------
Total dividends                                  .70           --        .46        .84
-----------------------------------------------------------------------------------------
Net asset value, end of period                $17.39        21.51      18.17      14.48
-----------------------------------------------------------------------------------------
Total return (not annualized)                 (16.37)%      18.38      28.77      (2.51)
-----------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                        2.28%        2.24       2.06       1.95
-----------------------------------------------------------------------------------------
Net investment income (loss)                    (.61)%       (.41)       .12       (.94)
-----------------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                        2.28%        2.24       2.19       2.35
-----------------------------------------------------------------------------------------
Net investment loss                             (.61)%       (.41)      (.01)     (1.34)
-----------------------------------------------------------------------------------------

                                                      Eleven
                                            Year      months
                                            ended     ended
                                          November   November
                                             30,        30,         Year ended December 31,
                                            1998       1997       1996      1995       1994
-----------------------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period
  (in thousands)                          $980,411  1,263,144   273,222    31,606     6,931
-----------------------------------------------------------------------------------------------
Portfolio turnover rate
  (annualized)                                  50%        83        23        86       140
-----------------------------------------------------------------------------------------------

Notes: Per share data for the year ended December 31, 1996 were determined based on average shares outstanding. Total return does not reflect the effect of any sales charges.

Scudder Kemper Investments, Inc. waived a portion of its management fee and absorbed certain operating expenses of the fund through the period ended December 31, 1996. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.


64  Financial Highlights

Kemper U.S. Growth and Income Fund

                                                 For the period from January 30, 1998
                                                     (commencement of operations)
                                                         to September 30, 1998
                                                   CLASS A      CLASS B     CLASS C
--------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of
  period                                            $9.50        9.50      9.50
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .07         .03       .03
--------------------------------------------------------------------------------------
  Net realized and unrealized loss                   (.38)       (.38)     (.38)
--------------------------------------------------------------------------------------
Total from investment operations                     (.31)       (.35)     (.35)
--------------------------------------------------------------------------------------
Less distributions from net investment income         .07         .03       .03
--------------------------------------------------------------------------------------
Net asset value, end of period                      $9.12        9.12      9.12
--------------------------------------------------------------------------------------
Total return (not annualized)                       (3.36)%     (3.72)    (3.71)
--------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses absorbed by the Fund                        1.36%       2.01      1.99
--------------------------------------------------------------------------------------
Net investment income                                1.56%        .91       .93
--------------------------------------------------------------------------------------
Other ratios to average net assets (annualized)
Expenses                                             2.59%       3.49      3.25
--------------------------------------------------------------------------------------
Net investment income (loss)                          .33%       (.57)     (.33)
--------------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period                                            $18,563,000
--------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                        93%
--------------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.


                                                        Financial Highlights  65

Kemper Value Fund

                                                   For the period April 16, 1998
                                                      (commencement of sale of
                                            Class A , B and C shares) to August 31, 1998
                                                 CLASS A      CLASS B       CLASS C
----------------------------------------------------------------------------------------
Net asset value, beginning of period             $25.42        $25.42        $25.42
----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             .07           .00           .01
----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                     (4.30)        (4.31)        (4.30)
----------------------------------------------------------------------------------------
Total from investment operations                  (4.23)        (4.31)        (4.29)
----------------------------------------------------------------------------------------
Net asset value, end of period                   $21.19        $21.11        $21.13
----------------------------------------------------------------------------------------
Total return (%) (b)                             (16.64)**     (16.96)**     (16.88)**
----------------------------------------------------------------------------------------
Ratios and supplemental data
Net assets, end of period ($ millions)               28            18             3
----------------------------------------------------------------------------------------
Ratio of operating expenses, net to average
  daily net assets (%)                             1.34*         2.12*         2.11*
----------------------------------------------------------------------------------------
Ratio of net investment income to
  average daily net assets (%)                      .86*          .03*          .08*
----------------------------------------------------------------------------------------
Portfolio turnover rate (%)                        47.0          47.0          47.0
----------------------------------------------------------------------------------------

(a)   Based on monthly average shares outstanding during the period.

(b)   Total return does not reflect the effect of any sales charges.

*     Annualized

**    Not annualized


66  Financial Highlights

Additional information about the funds may be found in the Statement of Additional Information, the Shareholder Services Guide and in shareholder reports. Shareholder inquiries may be made by calling Kemper at the toll-free telephone number listed below. The Statement of Additional Information contains more information on fund investments and operations. The Shareholder Services Guide contains more information about purchases and sales of fund shares. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the funds' performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These and other fund documents may be obtained without charge from the following sources:

--------------------------------------------------------------------------------
By Phone         Call Kemper at: 1-800-621-1048
--------------------------------------------------------------------------------
By Mail          Kemper Distributors, Inc.
                 222 South Riverside Plaza
                 Chicago, IL 60606-5808

                 or

                 Public Reference Section
                 Securities and Exchange Commission
                 Washington, D.C. 20549-6009

                 (a duplication fee is charged)
--------------------------------------------------------------------------------
In Person        Public Reference Room
                 Securities and Exchange Commission,
                 Washington, D.C.

                 (Call 1-800-SEC-0330
                 for more information).
--------------------------------------------------------------------------------
By Internet      http://www.sec.gov

                 http://www.kemper.com
--------------------------------------------------------------------------------

The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).

Investment Company Act file numbers:

 Kemper Contrarian Fund                            811-5385
 Kemper-Dreman Financial Services Fund             811-08599
 Kemper-Dreman High Return Equity Fund             811-5385
 Kemper Small Cap Relative Value Fund              811-08393
 Kemper Small Cap Value Fund                       811-5385
 Kemper U.S. Growth and Income Fund                811-08393
 Kemper Value Fund                                 811-1444

[PRINTED WITH SOY INK LOGO]  [RECYCLE LOGO] Printed on recycled paper

                               KEMPER EQUITY TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 1999

                      KEMPER-DREMAN FINANCIAL SERVICES FUND

               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048


     This Statement of Additional Information is not a prospectus. It is the Statement of Additional Information for Kemper-Dreman Financial Services Fund (the "Fund"), a diversified series of Kemper Equity Trust ("KET"). It should be read in conjunction with the Fund's prospectus dated February 1, 1999. The prospectus may be obtained without charge from the Fund at the address or telephone number on this cover or the firm from which this Statement of Additional Information was received and is also available along with other related materials on the SEC's Internet web site (http://www.sec.gov).


                                TABLE OF CONTENTS


     Investment Restrictions................................................2
     Investment Policies and Techniques.....................................3
     Portfolio Transactions................................................11
     Investment Manager and Underwriter....................................13
     Purchase, Repurchase and Redemption of Shares.........................19
     Dividends, Distributions and Taxes....................................32
     Performance...........................................................36
     Officers and Trustees.................................................37
     Shareholder Rights....................................................40
     Net Asset Value.......................................................31
     Additional Information................................................42
     Appendix--Ratings of Fixed Income Investments.........................43


Scudder Kemper Investments, Inc. acts as the Fund's investment manager and Dreman Value Management, L.L.C. acts as the Fund's sub-adviser. The financial statements appearing in the Fund's 1998 Annual Report to Shareholders are incorporated herein by reference. The Fund's Annual Report accompanies this Statement of Additional Information.
DRE-13 (11/97)

                                               (LOGO) printed on recycled paper

INVESTMENT RESTRICTIONS

The Fund has adopted certain fundamental investment restrictions which cannot be changed without approval of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

         As a  matter  of  fundamental  policy,  the  Fund  has  elected  to  be
classified  as  a  diversified  series  of  a  registered   open-end  management
investment company.

The Fund may not, as a fundamental policy:

         (a)      borrow  money,  except as permitted  under the 1940 Act and as
                  interpreted  or  modified  by  regulatory   authority   having
                  jurisdiction from time to time;

         (b) issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (c)      purchase  physical   commodities  or  contracts   relating  to
                  physical commodities;

         (d) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (e) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

         (f) make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; or


         (g) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Fund will concentrate its investments in the financial services industry.


With regard to Item (e) above, to the extent the Fund holds real estate acquired as a result of the Fund's ownership of securities such holdings would be subject to the Fund's non-fundamental investment restriction on illiquid securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

The Fund may not, as a non-fundamental policy which may be changed by the Trustees without a vote of shareholders:

         (1) invest for the purpose of exercising control over management of any company;

         (2) invest its assets in securities of any investment company, except by open market purchases, including an ordinary broker's commission, or in connection with a merger, acquisition of assets, consolidation or reorganization, and any investments in the securities of other investment companies will be in compliance with the Investment Company Act of 1940; or

         (3) invest more than 15% of the value of its net assets in illiquid securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond that specified limit resulting from a change in values or net assets will not be considered a violation.

INVESTMENT POLICIES AND TECHNIQUES

General. The Fund may engage in options and financial futures and other derivatives transactions in accordance with its investment objective and policies. The Fund intends to engage in such transactions if it appears to the investment manager to be advantageous to do so in order to pursue its investment objective and also to hedge against the effects of market risks but not to create leveraged exposure in the Fund. The use of futures and options, and the possible benefits and attendant risks, are discussed below along with information concerning other investment policies and techniques.

While it is anticipated that under normal circumstances the Fund will be fully invested, in order to conserve assets during temporary defensive periods when the investment manager deems it appropriate, the Fund may invest up to 100% of its assets in cash or defensive-type securities, such as high-grade debt securities (those rated BBB or above by Standard & Poor's Corporation, or Baa or above by Moody's Investors Services, Inc.), securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements. Investments in such interest bearing securities will be for temporary defensive purposes only. It is impossible to predict for how long such alternative strategies may be utilized.


Common Stocks. Common stock issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stock also offers the greatest potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.


Repurchase Agreements. The Fund may invest in repurchase agreements, under which it acquires ownership of a security and the broker-dealer or bank agrees to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. In addition, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book-Entry System. Repurchase agreements will be limited to transactions with financial institutions believed by the investment manager to present minimal credit risk. The investment manager will monitor on an on-going basis the creditworthiness of the broker-dealers and banks with which the Fund may engage in repurchase agreements. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of the Fund's limitations on illiquid securities.

Debt Securities. The Fund may invest in debt securities with varying degrees of credit quality. High quality bonds (rated AAA or AA by S&P or Aaa or Aa by Moody's) characteristically have a strong capacity to pay interest and repay principal. Medium investment-grade bonds (rated A or BBB by S&P or A or Baa by Moody's) are defined as having adequate capacity to pay interest and repay principal. In addition, certain medium investment-grade bonds are considered to have speculative characteristics. The Fund may invest up to 5% of its assets in debt securities which are rated below investment-grade (hereinafter referred to as "low-rated securities") or which are unrated, but deemed equivalent to those rated below investment-grade by the investment manager. These are commonly referred to as "junk bonds." The lower the ratings of such debt securities, the greater their risks render them like equity securities. For a more complete description of the risks of such high yield/high risk securities, please refer to "Other Considerations."

Illiquid Securities. The Fund may not invest more than 15% of the value of its net assets in illiquid securities which may include securities for which there is not an active trading market, or which have resale restrictions. Such securities may have been acquired through private placements (transactions in which the securities acquired have not been registered with the SEC). These illiquid securities generally offer a higher return than more readily marketable securities, but carry the risk that the Fund may not be able to dispose of them at an advantageous time or price. Some restricted securities purchased by the Fund, however, may be considered liquid despite resale restrictions since they can be sold to other qualified institutional buyers under a rule of the SEC (Rule 144A). Upon approval from the Trust's Board of Trustees, the Adviser may determine which Rule 144A securities will be considered liquid. The absence of a trading market can make it difficult to ascertain a market value for illiquid
securities.   Disposing  of  illiquid  securities
may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

Convertible Securities. The Fund may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may invest in bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both nonconvertible debt securities and equity securities. While convertible securities generally offer lower yields than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities generally entail less credit risk than the issuer's common stock. The Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on this Fund's ability to achieve its investment objective.

Foreign Securities. Investments in foreign securities involve special considerations, due to more limited information, higher brokerage costs, different accounting standards, thinner trading markets and the likely impact of foreign taxes on the yield from debt securities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less governmental supervision and regulation of securities exchanges, brokers and listed companies and banks; and the difficulty of enforcing obligations in other countries. Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Some countries restrict the extent to which foreigners may invest in their securities markets.

Changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in those currencies. Many of the risks described above relating to foreign securities generally will be greater for emerging markets than for developed countries.

Some foreign countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain foreign countries may restrict the free conversion of their currencies into other currencies. Further, it generally will not be possible to eliminate the Fund's foreign currency risk through hedging. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

Depository Receipts. For many foreign securities, there are U.S. Dollar-denominated ADRs, which are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs.

Securities Loans. The Fund is authorized to lend its portfolio securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional investment income. The Fund does not intend to loan securities if as a result more than 5% of its net assets would be on loan.

Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed income market movements), to manage the effective maturity or duration of the fixed income securities in the Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the fixed-income securities in the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the investment manager's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not to create leveraged exposure.

Strategic Transactions, including derivative contracts, have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund's incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options

("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the investment manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor's Corporation ("S&P") or P-1 from Moody's Investor Services, Inc. ("Moody's") or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the investment manager. The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may  purchase  and sell  call  options  on  securities  including  U.S.
Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. None of the Funds will sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the investment manager.

The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the investment manager considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in schillings and the investment manager believes that the value of schillings will decline against the U.S. dollar, the investment manager may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the investment manager, it is in the best interests of the

Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the investment manager and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the investment manager. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic  Transactions  may be covered  by other  means  when  consistent  with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

Other Considerations. As reflected previously, the Fund may invest a portion of its assets in fixed income securities that are in the lower rating categories of recognized rating agencies or are non-rated, commonly referred to as "junk bonds." These lower rated or non-rated fixed income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

The market values of such securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower rated bonds may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect the Fund's net asset value. Although some risk is inherent in all securities ownership, holders of fixed income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer.

High yield securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Zero coupon securities and pay-in-kind bonds involve additional special considerations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently with similar maturities and credit quality. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

The Fund may from time to time purchase securities on a "when-issued" or "forward delivery" basis for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued or forward delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. At the time of settlement, the market value of the when-issued or forward delivery securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis.

Additional   information   concerning  high  yield   securities   appears  under
"Appendix--Ratings of Fixed Income Investments."

PORTFOLIO TRANSACTIONS

Under the sub-advisory agreement between Scudder Kemper Investments, Inc. (the "Adviser") and Dreman Value Management, L.L.C. (the "Sub-Adviser"), the Sub-Adviser places all orders for purchases and sales of the Fund's securities. At times investment decisions may be made to purchase or sell the same investment securities of the Fund and for one or more of the other clients managed by the Sub-Adviser. When two or more such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each. Position limits imposed by national securities exchanges may restrict the number of options the Fund will be able to write on a particular security.

The above-mentioned factors may have a detrimental effect on the quantities or prices of securities, options or future contracts available to the Fund. On the other hand, the ability of the Fund to participate in volume transactions may produce better executions for the Fund in some cases. The Board of Trustees believes that the benefits of the Sub-Adviser's organization outweigh any limitations that may arise from simultaneous transactions or position limitations.

The Sub-Adviser in effecting purchases and sale of portfolio securities for the account of the Fund, will implement the Fund's policy of seeking best execution of orders. The Sub-Adviser may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provide to the Fund and the Sub-Adviser. Subject to seeking best execution of an order, brokerage is allocated on the basis of all service provided. Any research benefits derived are available for all clients of the Sub-Adviser. In selecting among firms believed to meet the criteria for handling a particular transaction, the Sub-Adviser may give consideration to those firms that have sold or are selling shares of the Fund and of other funds managed by the Adviser and its affiliates, as well as to those firms that provide market, statistical and other research information to the Fund and the Sub-Adviser, although the Sub-Adviser is not authorized to pay higher commissions to firms that provide such services, except as described below.

The Sub-Adviser may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and
research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non research uses and the cost attributable to non-research use is paid by the Sub-Adviser in cash. Subject to Section 28(e) and procedures adopted by the Board of Trustees of KET, the Fund could pay a firm that provides research services commissions for effecting a securities transactions for the Fund in excess of the amount other firms would have charged for the transaction if the Sub-Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or the Sub-Adviser's overall responsibilities to the Fund and other clients. Not all of such research services may be useful or of value in advising the Fund. Research benefits will be available for all clients of the Sub-Adviser. The sub-advisory fee paid by the Adviser to the Sub-Adviser is not reduced because these research services are received.

The Trustees for the Fund review from time to time whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

The Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for the Fund's portfolio whenever necessary, in management's opinion, to meet the Fund's objective. Under normal investment conditions, it is anticipated that the portfolio turnover rate in the Fund's initial fiscal year will not exceed 100%.

The table below shows total brokerage commissions paid by the Fund for the most recent fiscal year, and the percentage thereof that was allocated to firms based upon research information provided.


                        Allocated to Firms
                        ------------------
                       Based on Research in
                       --------------------
Fiscal 1998*               Fiscal 1998
------------               -----------

$116,000                       0%**

* From March 9, 1998 through November 30, 1998.
** Estimated.

INVESTMENT MANAGER AND UNDERWRITER

INVESTMENT MANAGER. Scudder Kemper Investments, Inc., an investment counsel firm, 345 Park Avenue, New York, New York, is the Fund's investment manager. This organization is one of the most experienced investment management firms in the United States. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, the Adviser's predecessor, Scudder Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich agreed to form an alliance.

On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich made the business of its subsidiary, Zurich Kemper Investments, Inc., a part of Scudder. Scudder's name has been changed to Scudder Kemper Investments, Inc. Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

Pursuant to an investment management agreement (the "Agreement"), the Adviser acts as the investment adviser of the Fund, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of KET if elected to such positions. The investment management agreement provides that the Fund pays the charges and expenses of its operations, including the fees and expenses of the trustees (except those who are affiliates of the Adviser or its affiliates), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records therefor, taxes and membership dues. KET bears the expenses of registration of its shares with the SEC, while Kemper Distributors, Inc., as principal underwriter, pays the cost of qualifying and maintaining the qualification of the Fund's shares for sale under the securities laws of the various states.


On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in the Adviser) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services, Inc. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders.

Upon consummation of this transaction, the Fund's existing investment management agreement with the Adviser was deemed to have been assigned and, therefore, terminated. The Board approved a new investment management agreement with the Adviser, which is substantially identical to the investment management agreement dated March 2, 1998, except for the dates of execution and termination. This agreement became effective on September 7, 1998 and was approved at a special shareholder meeting held in December 1998.

The Agreement dated September 7, 1998 was approved by the Trustees in July 1998 and ratified in September, 1998. The Agreement will continue in effect until September 30, 1999 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without payment of penalty by either party on sixty days' notice and automatically terminates in the event of its assignment.


Under the Agreement, the Adviser provides the Fund with continuing investment management for the Fund's portfolio consistent with the Fund's investment objectives, policies and restrictions and determines which securities shall be purchased for the portfolio of the Fund, which portfolio securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-Laws, the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code") and to the Fund's investment objectives, policies and restrictions and subject, further, to such policies and instructions as the Trustees may from time to time establish. The Adviser also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

The Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for the Fund's operations as a series of an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Fund (such as the Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining the Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring the Fund's operating budget; processing the payment of the Fund's bills; assisting the Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Fund in the conduct of its business, subject to the direction and control of the Trustees.

The Adviser pays the compensation and expenses of all Trustees, officers and executive employees of KET affiliated with the Adviser and makes available, without expense to KET, the services of such Trustees, officers and employees of the Adviser as may duly be elected officers or Trustees of KET, subject to their individual consent to serve and to any limitations imposed by law, and provides KET's office space and facilities.

Under the Agreement, the Fund is responsible for all of its other expenses including organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; the calculation of net asset value; taxes and governmental fees; the fees and expenses of the transfer agent; the cost of preparing stock certificates and any other expenses including clerical expenses of issue, redemption or repurchase of shares; the fees and expenses of Trustees, officers and employees of KET who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

The Agreement expressly provides that the Adviser shall not be required to pay a pricing agent of the Fund for portfolio pricing services, if any.

The Fund pays the Adviser an investment management fee at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, 0.72% of the average daily net assets between $250 million and $1 billion, 0.70% of average daily net assets between $1 billion and $2.5 billion, 0.68% of average daily net assets between $2.5 billion and $5 billion, 0.65% of average daily net assets between $5 billion and $7.5 billion, 0.64% of average daily net assets between $7.5 billion and $10 billion, 0.63% of average daily net assets between $10 billion and $12.5 billion and 0.62% of the Fund's average daily net assets over $12.5 billion. The fee is payable monthly, provided that the Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. All of the Fund's expenses are paid out of gross investment income. To the extent that the management fee paid to the Adviser is at least 0.75%, it is higher than that paid by most other mutual funds. The expenses of the Fund, and of other investment companies investing in foreign securities, can be expected to be higher than for investment companies investing primarily in domestic securities since the costs of operation are higher, including custody and transaction costs for foreign securities and investment management fees. The investment management fee paid by the Fund from March 9, 1998 (commencement of operations) to November 30, 1998 is $721,000 after waiver.

In reviewing the terms of the Agreement and in discussions with the Adviser concerning such Agreement, the Trustees of KET who are not "interested persons" of KET have been represented by Vedder, Price, Kaufman & Kammholz, as independent counsel at the Fund's expense.

The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

Officers and employees of the Adviser from time to time may enter into transactions with various banks, including the Fund's custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

None of the officers or Trustees of KET may have dealings with KET as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Fund.

Employees of the Adviser and certain of its subsidiaries are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of the Fund. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

SUB-ADVISER. Dreman Value Management, L.L.C. (the "Sub-Adviser"), Three Harding Road, Red Bank, New Jersey 07701, is the sub-adviser for the Fund. The Sub-Adviser is controlled by David N. Dreman. The Sub-Adviser serves as sub-adviser pursuant to the terms of a sub-advisory agreement between it and the Adviser.

Under the terms of the Sub-Advisory Agreement, the Sub-Adviser manages the investment and reinvestment of the Fund's portfolio and will provide such investment advice, research and assistance as the Adviser may, from time to time, reasonably request. The Adviser pays the Sub-Adviser for its services a sub-advisory fee, payable monthly, at the annual rate of 0.24% of the first $250 million of the Fund's average daily net assets, 0.23% of the average daily net assets between $250 million and $1 billion, 0.224% of average daily net assets between $1 billion and $2.5 billion, 0.218% of average daily net assets between $2.5 billion and $5 billion, 0.208% of average daily net assets between $5 billion and $7.5 billion, 0.205% of average daily net assets between $7.5 billion and $10 billion, 0.202% of average daily net assets between $10 billion and $12.5 billion and 0.198% of the Fund's average daily net assets over $12.5 billion. The sub-advisory fee paid by the Fund from March 9, 1998 (commencement of operations) to November 30, 1998 is $86,000.

The Sub-Advisory Agreement provides that the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by the Sub-Adviser of its obligations and duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement dated September 7, 1998 was approved by the Trustees on July 17, 1998 and remains in effect until February 1, 2003 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Sub-Advisory Agreement shall continue in effect through February 1, 2003 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of KET, and (b) by the shareholders of the Fund or the Board of Trustees of KET. The Sub-Advisory Agreement may be terminated at any time upon 60 days' notice by the Adviser or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement. The Sub-Adviser may not terminate the Sub-Advisory Agreement prior to February 1, 2003. Thereafter, the Sub-Adviser may terminate the Sub-Advisory Agreement upon 90 days' notice to the Adviser.

PRINCIPAL UNDERWRITER. Pursuant to an underwriting and distribution services agreement ("distribution agreement"), Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Adviser, is the principal underwriter and distributor for the shares of KET and acts as agent of KET in the continuous offering of its shares. KDI bears all of its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. KET pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.



CLASS A SHARES. KDI receives no compensation from the Fund as principal underwriter for Class A shares and pays all expenses of distribution of the Fund's Class A shares under the distribution agreements not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," KDI retains the sales charge upon the purchase of Class A shares and pays out a portion of this sales charge or allows concessions or discounts to firms for the sale of the Fund's Class A shares.

The  following  information  concerns  the  underwriting   commissions  paid  in
connection with the distribution of the Fund's Class A shares for the period of March 9, 1998 (commencement of operations) to November 30, 1998.


                                                       Commissions             Commissions KDI        Commissions Paid to KDI
Class A Shares                  Fiscal Year          Retained by KDI          Paid to All Firms           Affiliated Firms
--------------                  -----------          ---------------          -----------------           ----------------

Kemper-Dreman Financial            1998                 $86,000                 $3,035,000                        $0
Services Fund

CLASS B AND C SHARES. Since the 12b-1 Plan provides for fees payable as an expense of each of the Class B shares and the Class C shares that are used by KDI to pay for distribution services for those classes, each agreement is approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares.

For its services under the 12b-1 Plan, KDI receives a fee from the Fund, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges received on redemptions of Class B shares. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the 12b-1 Plan, KDI receives a fee from the Fund, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to its Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Fund. KDI also receives any contingent deferred sales charges. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charges--Class C Shares."


Expenses of the Fund and of KDI in connection with the Rule 12b-1 plans for the Class B and Class C shares are set forth below for the period of March 9, 1998 (commencement of operations) to November 30, 1998. A portion of the marketing, sales and operating expenses shown below could be considered overhead expense.


                                                                                      Other Distribution Expenses paid by KDI
                                                                                      ---------------------------------------
                                   Contingent    Total     Distribution
                                   Deferred   Distribution  Paid by
                   Distribution     Sales      Fees Paid   KDI to KDI   Advertising              Marketing   Misc.
Class B   Fiscal  Fees Paid by     Charges     by KDI to   Affiliated       and      Prospectus  and Sales   Operating  Interest
Shares     Year    Fund to KDI   Paid to KDI     Firms        Firms     Literature    Printing    Expenses   Expenses   Expenses
           ----    -----------   -----------     -----        -----     ----------    --------    --------   --------   --------


           1998       $397,000    $122,000    $3,952,000    $33,000     $240,000     $28,000     $597,000    $82,000    $234,000


                                                                                      Other Distribution Expenses paid by KDI
                                                                                      ---------------------------------------

                                       17

                                  Contingent      Total     Distribution
                                   Deferred    Distribution  Paid by
                   Distribution      Sales      Fees Paid   KDI to KDI   Advertising               Marketing   Misc.
Class C    Fiscal  Fees Paid by     Charges     by KDI to    Affiliated      and       Prospectus  and Sales  Operating  Interest
Shares      Year    Fund to KDI   Paid to KDI     Firms        Firms     Literature    Printing    Expenses   Expenses   Expenses
            ----    -----------   -----------     -----        -----     ----------    --------    --------   --------   --------


            1998        $60,000      $7,000     $119,000      $2,000      $48,000      $6,000     $121,000    $17,000      $6,000



RULE 12B-1 PLAN. If a Rule 12b-1 Plan (the "Plan") for a class is terminated in accordance with its terms, the obligation of the Fund to make payments to KDI pursuant to such Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under a Plan may or may not be sufficient to reimburse KDI for its expenses incurred.

The distribution agreement and Rule 12b-1 Plan continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of KET, including the Trustees who are not interested persons of KET and who have no direct or indirect financial interest in the agreement. The agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund for that Fund or by KDI upon 60 days' notice. Termination by the Fund with respect to a class may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of KET and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. The 12b-1 Plan may not be amended for a class to increase the fee to be paid by the Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the agreement.


ADMINISTRATIVE SERVICES. Administrative services are provided to KET under an administrative services agreement ("administrative agreement") with KDI. KDI bears all of its expenses of providing services pursuant to the administrative agreement between KDI and KET, including the payment of service fees. KET pays KDI an administrative services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of each of the Class A, B and C shares of the Fund.

KDI enters into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors in KET. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A shares, KDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in the Fund's accounts that it maintains and services attributable to Class A shares, commencing with the month after investment. With respect to Class B and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and C shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by KDI or KET. Firms to which service fees may be paid may include affiliates of KDI.

The following information concerns the administrative services fee paid by the Fund to KDI for the period of March 9, 1998 (commencement of operations) to November 30, 1998:


                          Administrative Service Fees Paid by the Fund
                          --------------------------------------------
                                                                               Total Service Fees     Service Fees Paid by KDI
                      Fiscal Year     Class A       Class B       Class C     Paid by KDI to Firms     to KDI Affiliated Firms
                      -----------     -------       -------       -------     --------------------     -----------------------

                        1998       $123,000*        $132,000      $20,000          $344,000                     $0


                                       18


                         Administrative Service Fees Paid by the Fund
                          --------------------------------------------
                                                                               Total Service Fees     Service Fees Paid by KDI
                      Fiscal Year     Class A       Class B       Class C     Paid by KDI to Firms     to KDI Affiliated Firms
                      -----------     -------       -------       -------     --------------------     -----------------------

* Amounts shown after expense waiver.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Fund. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which a firm provides administrative services and it is intended that KDI will pay all the administrative services fee that it receives from KET to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of the Fund while this procedure is in effect will depend upon the proportion of the Fund's assets that is in accounts for which a firm of record provides administrative services.

Certain trustees or officers of KET are also directors or officers of the Adviser or KDI as indicated under "Officers and Trustees."


FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation, Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Adviser, computes net asset value for the Fund. The Fund pays Scudder Fund Accounting Corporation an annual fee of 0.025% on the first $150 million of average net assets on an annual basis, 0.0075% on the next $850 million, and 0.0045% over $1 billion pursuant to the fund accounting agreement. For the period of March 9, 1998 (commencement of operations) to November 30, 1998, the Fund paid $88,000 in fees to Scudder Fund Accounting Corporation pursuant to the fund accounting agreement.

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, as custodian has custody of all securities and cash of the Fund. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by KET. Kemper Service Company ("KSvC"), an affiliate of the Adviser, serves as transfer agent and dividend-paying agent and "Shareholder Service Agent" of the Fund. KSvC receives as transfer agent as follows: prior to January 1, 1999, annual account fees at a maximum rate of $8 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement and effective January 1, 1999, annual account fees of $10.00 ($18.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charges (Class B only), an asset-based fee of 0.08% and out-of-pocket reimbursement. The fund paid to KSvC a total of $237,000 for the period of March 9, 1998 (commencement of operations) to November 30, 1998


INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. KET's independent auditors, Ernst & Young, LLP, 223 South Wacker Drive, Chicago, Illinois, audit and report on KET annual financial statements, review certain regulatory reports and KET's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by KET. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

PURCHASE, REPURCHASE AND REDEMPTION OF SHARES

ALTERNATIVE PURCHASE ARRANGEMENTS. Class A shares of the Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of the Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See, also, "Summary of Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.


                                                                  Annual 12b-1 Fees
                                                                (as a % of average
                                      Sales Charge               daily net assets)          Other Information
                                      ------------               -----------------          -----------------

                 Class A     Maximum initial sales charge of            None          Initial sales charge
                             5.75% of the public offering                             waived or reduced for certain
                             price                                                    purchases

                 Class B     Maximum contingent deferred                0.75%         Shares convert to Class A
                             sales charge of 4% of                                    shares six years after
                             redemption proceeds; declines                            issuance
                             to zero after six years

                 Class C     Contingent deferred sales charge           0.75%         No conversion feature
                             of 1% of redemption proceeds
                             for redemptions made during
                             first year after purchase

-------------------
(1) Class A shares purchased at net asset value under the "Large Order NAV Purchase Privilege" may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales charge if redeemed within the second year of purchase.

The minimum initial investment for each class of the Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

INITIAL SALES CHARGE ALTERNATIVE--Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.


                                                                      Sales Charge
                                                                      ------------
                                                                                         Allowed to Dealers
                                                 As a Percentage    As a Percentage of   as a Percentage of
                 Amount of Purchase              of Offering Price  Net Asset Value*     Offering Price
                 ------------------              -----------------  ----------------     --------------

           Less than $50,000...............             5.75%             6.10%                5.20%
           $50,000 but less than $100,000..             4.50              4.71                 4.00
           $100,000 but less than $250,000.             3.50              3.63                 3.00
           $250,000 but less than $500,000.             2.60              2.67                 2.25
           $500,000 but less than $1 million            2.00              2.04                 1.75
           $1 million and over.............             0.00**            0.00**               ***


----------
*    Rounded to the nearest one-hundredth percent.
**   Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***  Commission is payable by KDI as discussed below.

The Fund receives the entire net asset value of all its shares sold. KDI, the Fund's principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may re-allow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of the Fund may be purchased at net asset value to the extent that the amount invested represents the net proceeds from a redemption of shares of a mutual fund for which the investment manager does not serve as investment manager and KDI does not serve as Distributor ("non-Kemper Fund") provided that:
(a) the investor has previously paid either an initial sales charge in connection with the purchase of the non-Kemper Fund shares redeemed or a contingent deferred sales charge in connection with the redemption of the non-Kemper Fund shares, and (b) the purchase of Fund shares is made within 90 days after the date of such redemption. To make such a purchase at net asset value, the investor or the investor's dealer must, at the time of purchase, submit a request that the purchase be processed at net asset value pursuant to this privilege. KDI may in its discretion compensate firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased. The redemption of the shares of the non-Kemper Fund is, for Federal income tax purposes, a sale upon which a gain or loss may be realized.

Class A shares of the Fund may be purchased at net asset value by: (a) any purchaser, provided that the amount invested in such Fund or other Kemper Fund listed under "Special Features--Class A Shares--Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of the purchase of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Large Order NAV Purchase Privilege."

KDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through Kemper Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale, KDI will consider the cumulative amount invested by the purchaser in the Fund and other Kemper Fund listed under "Special Features--Class A Shares--Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of the Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A shares of the Fund or of any other Kemper Fund listed under "Special Features--Class A Shares--Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares of a Fund may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.

Class A shares of the Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

Class A shares of a Fund may be purchased at net asset value by persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.

Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, employees (including retirees) and sales representatives of the Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children; (c) any trust, pension, profit-sharing or other benefit plan for only such persons; (d) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (e) persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase Fund Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase the Fund's Class A shares at net asset value through reinvestment programs of such trusts that have such programs. Class A shares of the Fund may be sold at net asset value through certain investment advisers registered under the 1940 Act and other financial services firms that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment adviser or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. The Fund may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section  401  of  the  Code;  or  other   organized  group  of  persons  whether
incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

DEFERRED SALES CHARGE ALTERNATIVE--Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares."

KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."

Class B shares of the Fund will automatically convert to Class A shares of the Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

PURCHASE OF CLASS C SHARES. The public offering price of the Class C shares of the Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

GENERAL. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Kemper Service Company, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Fund. Non cash compensation includes luxury merchandise and trips to luxury resorts. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell during specified time periods certain minimum amounts of shares of the Fund, or other Fund underwritten by KDI.

Orders for the purchase of shares of the Fund will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received in good order by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

The Fund reserves the right to withdraw all or any part of the offering made herein and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Tax identification number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires the Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a correct certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period.

Shareholders should direct their inquiries to Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this Statement of Additional Information.

Shares of the Fund are sold at their public offering price, which is the net asset value per share of each class of the Fund next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until KET determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of the Fund will be redeemed by KET at the applicable net asset value per share of such Fund as described herein.

Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B shares or Class C shares by certain classes of persons or through certain types of transactions as described herein are provided because of anticipated economies of scale in sales and sales-related efforts.

REDEMPTION OR REPURCHASE OF SHARES

GENERAL. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's transfer agent, the shareholder may redeem such shares by sending a written request with signatures guaranteed to Kemper Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a class of the Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class C Shares" below).

Because of the high cost of maintaining small accounts, the Fund may assess a quarterly fee of $9 on any account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer-sponsored employee benefit plans using the subaccount record-keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

TELEPHONE REDEMPTIONS. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

REPURCHASES (CONFIRMED REDEMPTIONS). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which the Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

EXPEDITED WIRE TRANSFER REDEMPTIONS. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of the Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

CONTINGENT  DEFERRED  SALES  CHARGE--LARGE  ORDER  NAV  PURCHASE  PRIVILEGE.   A
contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under the Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.

                                                          Contingent
                                                           Deferred
              Year of Redemption After Purchase          Sales Charge
              ---------------------------------          ------------
             First.............................               4%
             Second............................               3%
             Third.............................               3%
             Fourth............................               2%
             Fifth.............................               2%
             Sixth.............................               1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features--Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features--Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts), (f) for any participant-directed redemption of shares held by employer-sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent, and (g) for redemption of shares by an employer sponsored employee benefit plan that (i) offers funds in addition to Kemper Funds (i.e., "multi-manager"), and (ii) whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly.

CONTINGENT DEFERRED SALES CHARGE--GENERAL. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 1998 will be eligible for the second year's charge if redeemed on or after March 1, 1999. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

REINVESTMENT PRIVILEGE. A shareholder who has redeemed Class A shares of the Fund or any other Kemper Fund listed under "Special Features--Class A Shares--Combined Purchases" (other than shares of the Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of the Fund or of the other listed Kemper Funds. A shareholder of the Fund or other Kemper Funds who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in the same class of shares as the case may be, of the Fund or of other Kemper Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge schedule. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of the Fund or of the other Kemper Funds listed under "Special Features--Class A Shares--Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Funds available for sale in the shareholder's state of residence as listed under "Special Features--Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of the Fund, the reinvestment in shares of the Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.

REDEMPTION IN KIND. Although it is the Fund's present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash.

SPECIAL FEATURES


CLASS A SHARES--COMBINED PURCHASES. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following Funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper Value Series, Inc., Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value+Growth Fund, Kemper Horizon Fund, Kemper Europe Fund, Kemper Asian Growth Fund, Kemper Global/International Series, Inc., Kemper Equity Trust, Kemper Securities Trust, Kemper Income Trust, Kemper Funds Trust, and Kemper Aggressive Growth Fund ("Kemper Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investor's Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered a "Kemper Fund" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include:
(a) Money Market Funds as "Kemper Funds", (b) all classes of shares of any Kemper Fund and (c) the value of any other plan investment, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.


CLASS A SHARES--LETTER OF INTENT. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included for this privilege.

CLASS A SHARES--CUMULATIVE DISCOUNT. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of the Fund being purchased, the value of all Class A shares of the above mentioned Kemper Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

CLASS A SHARES--AVAILABILITY OF QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

EXCHANGE PRIVILEGE. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Kemper Funds in accordance with the provisions below.

CLASS A SHARES. Class A shares of the Kemper Funds and shares of the Money Market Funds listed under "Special Features--Class A Shares--Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and the Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

Class A shares of the Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of calculating the contingent deferred sales charge.

CLASS B SHARES. Class B shares of the Fund and Class B shares of any other Kemper Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of calculating the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

CLASS C SHARES. Class C shares of the Fund and Class C shares of any other Kemper Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, they retain the cost and purchase date of the shares that were originally purchased and exchanged.

GENERAL. Shares of a Kemper Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange through another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other Funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to Kemper Service Company, Attention: Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for Funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

SYSTEMATIC EXCHANGE PRIVILEGE. The owner of $1,000 or more of any class of the shares of a Kemper Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-Transfer. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in the Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable amount of time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

BANK DIRECT DEPOSIT. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan ("Bank Direct Deposit"), investments are made automatically (maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.

PAYROLL DIRECT DEPOSIT AND GOVERNMENT DIRECT DEPOSIT. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

SYSTEMATIC WITHDRAWAL PLAN. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.

TAX-SHELTERED   RETIREMENT   PLANS.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education Individual Retirement Accounts ("IRAs"). This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.

KET may suspend the right of  redemption  or delay  payment more than seven days
(a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for KET to determine the value of the Fund's net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of KET's shareholders.

Although it is the Fund's present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the SEC, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel or ruling by the Internal Revenue Service or other assurance acceptable to KET to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares and the assessment of the administrative services fee with respect to each Class does not result in KET's dividends constituting "preferential dividends" under the Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described herein.

NET ASSET VALUE

The net asset value per share of the Fund is the value of one share and is determined separately for each class by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The per share net asset value of the each of Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of the Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The Nasdaq Market ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

Debt securities are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the investment manager may calculate the price of that debt security, subject to limitations established by the Board.

An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Valuation Committee of the Board of Trustees, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS. The Fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the Fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than the required amount. (See "TAXES.")

The Fund normally distributes semi-annually dividends of net investment income. The Fund distributes any net realized short-term and long-term capital gains at least annually. Income and capital gain dividends of the Fund are automatically reinvested in additional shares of the Fund, without a sales charge, unless the investor makes an election otherwise. Distributions of net capital gains realized during each fiscal year will be made at least annually in December. Additional distributions, including distributions of net short-term capital gains in excess of net long-term capital losses, may be made, if necessary.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

TAXES. The Fund intends to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, generally will not be liable for federal income taxes to the extent its earnings are distributed. To so qualify, the Fund must satisfy certain income and asset diversification requirements, and must distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain). Distributions of investment company taxable income are taxable to shareholders as ordinary income.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

Investment  company  taxable  income  includes   dividends,   interest  and  net
short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Fund.

If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as capital gains taxable to individuals at a maximum 20% or 28% capital gains rate (depending on the Fund's holding period for the assets giving rise to the gain), will be able to claim a relative share of federal income taxes paid by the Fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Fund shares by the difference between a pro rata share of such gains owned and the individual tax credit.

Dividends from domestic corporations are expected to comprise a substantial part of the Fund's gross income. To the extent that such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law, and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss, which the Fund designates as capital gain dividends, are taxable to individual shareholders at a maximum 20% or 28% capital gains rate (depending on the Fund's holding period for the assets giving rise to the gain), regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are not eligible for the dividends received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.

Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Kemper Fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Equity options (including covered call options on portfolio stock) written or purchased by the Fund will be subject to tax under Section 1234 of the Code. In general, no loss is recognized by the Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Fund's holding period for the option and, in the case of an exercise of the option, on the Fund's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or substantially identical security in the Fund's portfolio. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is short-term or long-term capital gain or loss depending on the holding period of the underlying security. The exercise of a put option written by the Fund is not a taxable transaction for the Fund.

Many futures and forward contracts entered into by the Fund and all listed nonequity options written or purchased by the Fund (including covered call options written on debt securities and options purchased or written on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term, and on the last trading day of the Fund's fiscal year (and generally, on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and similar financial instruments entered into by the Fund will be treated as ordinary income or loss.

Positions of the Fund consisting of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by the Fund.

Positions  of the Fund  consisting  of at least one  position  not  governed  by
Section 1256 and at least one future, forward, or nonequity option contract which is governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. The Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

Notwithstanding any of the foregoing, recent tax law changes may require the Fund to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain futures, forward or option contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contracts and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

If the Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest change to reflect the value of the tax deferral deemed to have resulted from the ownership if the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders.

The Fund may make an election to mark to market its shares of these foreign investment companies in lieu of being subject to U..S. federal income taxation. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign investment company's stock exceeds the Fund's adjusted basis in these shares; any mark to market losses and any loss from an actual disposition of stock would be deductible as ordinary losses to the extent of any net mark to market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a fund level tax when distributed to shareholders as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

If the Fund holds zero coupon securities or other securities which are issued at a discount a portion of the difference between the issue price and the face value of such securities ("original issue discount") will be treated as income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the Fund level. In addition if the Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deductions for dividends received by corporations. In such an event, dividends of investment company taxable income received from the Fund by its corporate shareholders to the extent attributable to such portion of accrued original issue discount may be eligible for this deduction for dividends received by a corporation if so designated by the Fund in a written notice to shareholders. If the Fund acquires a debt instrument at a market discount, a portion of the gain recognized (if any) on disposition of such instrument may be treated as ordinary income.

The Fund will be required to report to the Internal Revenue Service ("IRS") all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

A shareholder who redeems shares of the Fund that are held as a capital asset will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of Fund shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. A shareholder who has redeemed shares of the Fund or any other Kemper Fund listed under "Special Features--Class A Shares--Combined Purchases" (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of the Fund or in shares of the other Kemper Mutual Funds within six months of the redemption as described under "Redemption or Repurchase of Shares--Reinvestment Privilege." If redeemed shares were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realizes a loss on the redemption or exchange of the Fund's shares and reinvests in shares of the same Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of the Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.

Shareholders   of  the  Fund  may  be  subject  to  state  and  local  taxes  on distributions received from the Fund and on redemptions of the Fund's shares.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

The Fund is organized as a Massachusetts business trust and is not liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to be treated as a regulated investment company under Subchapter M of the Code.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Dividend and interest income received by the Fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.

Shareholders should consult their tax advisers about the application of the provisions of tax law in light of their particular tax situations.

PERFORMANCE

The Fund's historical performance or return for a class of shares may be shown in the form of "average annual total return" and "total return" figures. These various measures of performance are described below. Performance information will be computed separately for each class.

The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated without adjusting to deduct the maximum sales charge.

     Average Annual Total Return for period ended November 30, 1998
                 (Adjusted for the maximum sales charge)
                 ---------------------------------------

                                                      1-Year       Life of
                                                      ------       -------
                                                                   Fund(1)
                                                                   -------

             Class A shares                             N/A         -4.27%

             Class B shares                             N/A         -3.05

             Class C shares                             N/A          0.16

(1)      For the period beginning March 9, 1998 (commencement of operations).

Calculation of the Fund's total return is not subject to a standardized formula, except when calculated for purposes of the "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in the Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B shares and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A shares or the contingent deferred sales charge for Class B shares and Class C shares would be reduced if such charge were included.

Because some of the Fund's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part of the Fund's investment performance. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which the Fund invests, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price-earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments and exchanges.

The Fund's performance figures are based upon historical results and are not representative of future performance. The Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following the purchase. Returns and net asset value will fluctuate. Factors affecting the Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of the Fund are redeemable at the then current net asset value, which may be more or less than original cost. The Fund's performance may be compared to that of the Consumer Price Index or various unmanaged indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's Financial Services Index, the Standard & Poor's 500 Composite Stock Price Index, the Russell 1000(R) Index, the Russell 1000(R) Growth Index, the Wilshire Large
Company Growth Index, the Wilshire 750 Mid Cap Company Growth Index, the Standard & Poor's/Barra Value Index, the Standard & Poor's/Barra Growth Index, the Russell 1000(R) Value Index, the Europe/Australia/Far East Index, International Finance Corporation's Latin America Investable Return Index, the Morgan Stanley Capital International World Index, the J.P. Morgan Global Traded Bond Index, and the Salomon Brothers World Government Bond Index. The performance of the Fund may also be compared to the performance of other mutual funds or mutual fund indices with similar objectives and policies as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market fund and U.S. Treasury obligations. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National Index(TM) for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.

Investors also may want to compare the performance of the Fund to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Due to their short maturities, Treasury bills generally experience very low market value volatility.

Investors may want to compare the performance of the Fund to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, IBC Financial Data Inc.'s Money Fund Report (All Taxable). As reported by IBC, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

OFFICERS AND TRUSTEES

The officers and trustees of KET, their birthdates, their principal occupations and their affiliations, if any, with the Adviser or KDI, or their affiliates are as follows:



*DANIEL PIERCE, Trustee (3/18/34) Chairman of the Board and Trustee, Two International Place, Boston, Massachusetts. Managing Director, Scudder Kemper Investments, Inc.

*MARK S. CASADY, Trustee (9/21/60) Trustee and Vice President, Two International Place, Boston, Massachusetts. Managing Director, Scudder Kemper Investments, Inc.

*THOMAS W. LITTAUER (4/26/55), Trustee, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper; formerly, Head of Broker Dealer Division of an unaffiliated investment management firm during 1997; prior thereto, President of Client Management Services of an unaffiliated investment management firm from 1991 to 1996.


JAMES E. AKINS (10/15/26) Trustee, 2904 Garfield Terrace, N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly, a career United States Foreign Service Officer, Energy Adviser for the White House and United States Ambassador to Saudi Arabia, 1973-76.

ARTHUR R. GOTTSCHALK (2/13/25) Trustee, 10642 Brookridge Drive, Frankfort, Illinois, Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; Member, Board of Governors, Heartland Institute/Illinois; formerly, Member, Illinois State Senate; formerly, Vice President, The Reuben H. Donnelly Corp.


FREDERICK T. KELSEY (4/25/27) Trustee, 4010 Arbor Lane, Unit 102, Northfield, Illinois; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of Northern Institutional; formerly, Trustee of the Pilot Funds.


FRED B. RENWICK (2/1/30) Trustee, 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director, TIFF Industrial Program, Inc.; Director, the Wartburg Home Foundation; Chairman, Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; formerly, member of the Investment Committee of Atlanta University Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church of America.

JOHN B. TINGLEFF (5/4/35) Trustee, 2015 South Lake Shore Drive, Harbor Springs, Michigan; Retired, formerly, President, Tingleff & Associates (management consulting firm); formerly, Senior Vice President, Continental Illinois National Bank & Trust Company.

JOHN G. WEITHERS (8/8/33) Trustee, 311 Spring Lake, Hinsdale Illinois; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company; President of the Members of the Corporation and Trustee, DePaul University.

*PHILIP J. COLLORA (11/15/45) Vice President, Treasurer and Secretary, 222 South Riverside Plaza, Chicago, Illinois; Attorney, Scudder Kemper Investments, Inc.


*ANN M. McCREARY (11/6/56), Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.


*KATHRYN L. QUIRK (12/3/52), Trustee, Vice President and Secretary, 345 Park Avenue, New York, New York. Managing Director, Scudder Kemper Investments, Inc.


*LINDA J. WONDRACK (9/12/64) Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

*JOHN  R.  HEBBLE  (6/14/58)   Treasurer,   Two  International   Place,  Boston,
Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

*BRENDA LYONS, (2/21/63) Assistant Treasurer, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.

*CAROLINE PEARSON (4/1/62) Assistant Secretary, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper Investments, Inc.

*MAUREEN E. KANE (2/14/62) Assistant Secretary, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper Investments, Inc.

*ELIZABETH C. WERTH (10/1/47) Assistant Secretary, 222 South Riverside Plaza, Chicago, Illinois; Vice President, Scudder Kemper Investments, Inc.; Vice President, Kemper Distributors, Inc.

*Trustee who is considered to be an "interested person" as defined in the Investment Company Act of 1940.

The trustees and officers who are "interested persons" as designated above receive no compensation from KET. The table below shows amounts paid or accrued to those trustees of KET who are not designated "interested persons." The information in the last column is for the 1997 calendar year.



                                                                              Total Compensation
                                                             Aggregate        from Kemper Fund
                                                            Compensation       Complex Paid to
                                                              From KET         Board Members(2)
Name of Board Members

James E. Akins.........................................         $ 0              $130,000
Arthur R. Gottschalk(1)................................         $ 0              $133,200
Frederick T. Kelsey(1).................................         $ 0              $130,500
Fred B. Renwick........................................         $ 0              $130,500
John B. Tingleff.......................................         $ 0              $134,800
John G. Weithers.......................................         $ 0              $134,800



(1) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with certain Kemper funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds - Zurich Money Market Fund. The total amount and interest accrued for the fiscal period ended November 30, 1998 is $900 for Mr. Gottschalk.

(2) Includes compensation for service on the boards of 15 Kemper funds with 45 fund portfolios. Each board member currently serves as a board member of 15 Kemper funds with 53 fund portfolios.


As of December 31, 1998 the officers and trustees of the Fund, as a group, owned less than 1% of the then outstanding shares of the Fund. No person owned of record 5% or more of the outstanding shares of any class of any Fund, except the following :


Name and Address                                         Class                          Percentage
----------------                                         -----                          ----------

National Financial Svcs Corp.,                             A                              10.70
200 Liberty Street
New York, NY  10281

Donaldson Lufkin Jenrette                                  A                              10.17
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303

US Clearing Corp                                           A                               6.13
Attn Mutual Funds Dept
26 Broadway
New York, NY  10004-261702

                                       40


Olde Discount Corporation                                  A                               6.85
751 Griswood St
Detroit, MI  48226-513274


National Financial Svcs Corp.,                             B                              10.93
200 Liberty Street
New York, NY  10281

Donaldson Lufkin Jenrette                                  B                              11.97
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303

MLPF&S for the Sole Benefit of ITS                         B                               5.89
Customers
Attn Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL  32246

Everen Securities, Inc.                                    B                               9.84
111 E Kilbourn Ave
Milwaukee, WI  53202

National Financial Svcs Corp.,                             C                               6.85
200 Liberty Street
New York, NY  10281

Donaldson Lufkin Jenrette                                  C                              14.11
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303

MLPF&S for the Sole Benefit of ITS                         C                              11.85
Customers
Attn Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL  32246

SHAREHOLDER RIGHTS

The Fund is a series of Kemper Equity Trust, an open-end Massachusetts business trust established under an Agreement and Declaration of Trust of the Trust (the "Declaration of Trust") dated January 6, 1998.

The Fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act;
(c) any termination of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of KET, or any registration of the Fund with the SEC or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental policies or restrictions.

Any matter shall be deemed to have been effectively acted upon with respect to the Fund if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Trust's Declaration of Trust. As used in this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Fund and all additional portfolios (e.g., election of trustees), means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. The term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting only the Fund or any other single portfolio (e.g., annual approval of investment management contracts), means the vote of the lesser of (i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the portfolio.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the Outstanding Shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. A majority of the Trustees shall be present in person at any regular or special meeting of the Trustees in order to constitute a quorum for the transaction of business at such meeting and, except as otherwise required by law, the act of a majority of the Trustees present at any such meetings, at which a quorum is present, shall be the act of the Trustees.

The Trust's Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund or any class by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Adviser remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account and are to be charged with the liabilities in respect to such series and with a proportionate share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

MASTER/FEEDER STRUCTURE. The Board of Trustees may determine, without further shareholder approval, in the future that the objective of the Fund would be achieved more effectively by investing in a master fund in a master/feeder structure. A master/feeder structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds in the master fund in an effort to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management or distribution channels at the feeder fund level. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and the realization of taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and the realization of taxable gain or loss.

ADDITIONAL INFORMATION

Other Information

The CUSIP number of the Class A shares of the Fund is 487917 10 6. The CUSIP number of the Class B shares of the Fund is 487917 20 5. The CUSIP number of the Class C shares of the Fund is 487917 30 4.

The Fund has a fiscal year ending November 30.
Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Sub-Adviser in light of the Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

Costs of $11,000 incurred by the Fund, in conjunction with its organization, are amortized over the five-year period beginning March 2, 1998.

Portfolio securities of the Fund are held separately pursuant to a custodian agreement, by the Fund's custodian, State Street Bank and Trust Company.

The law firm of Dechert Price & Rhoads is counsel to the Fund.

The name "Kemper Equity Trust" is the designation of the Trust for the time being under a Declaration of Trust dated January 6, 1998, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agents, shareholders nor other series of the Trust assume any personal liability for obligations entered into on behalf of the Fund. No other series of the Trust assumes any liabilities for obligations entered into on behalf of the Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts.

The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments, are available for inspection by the public at the SEC in Washington, D.C.

APPENDIX--RATINGS OF FIXED INCOME INVESTMENTS

                   Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                  Moody's Investors Service, Inc. Bond Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.